As filed with the Securities and Exchange Commission on April 29, 2009

File No. 333-19189

File No. 811-08001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 20	☒

STATE FARM LIFE INSURANCE COMPANY

VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (309) 766-0886

Kim M. Brunner

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service of Process)

Copy to:

W. Thomas Conner, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:   As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:   Individual variable deferred annuity policies.

profile

Profile Dated May 1, 2009

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)

This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.

‘‘We,’’ ‘‘us,’’ ‘‘our,’’ and ‘‘State Farm’’ refer to State Farm Life Insurance Company.

‘‘You’’ and ‘‘your’’ refer to the owner of a Policy.

1. What Is The Policy?

The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity income payments to begin, you choose an ‘‘Annuity Date,’’ and we will start sending you payments. This profile also discusses other ways to access your money.

The Policy permits you to allocate premiums to nine subdivisions, or ‘‘subaccounts,’’ of the State Farm Life Insurance Company Variable Annuity Separate Account (the ‘‘Variable Account’’). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ‘‘Fixed Account’’), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive.

The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay a 10% federal tax penalty in addition to any income taxes. When you decide you want to start receiving annuity income payments, you can choose an annuity income option that will provide you with a lifetime income.

If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.

2. What Are My Annuity Options?

When you want to begin receiving annuity income payments, you can choose from four annuity income options:

Life Annuity — You will receive income payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive income payments for as long as you live).

Life annuity with certain period — You will receive income payments as long as the Annuitant lives or to the end of the certain period, if longer.

Joint and last survivor life annuity — You will receive income payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

Fixed year annuity — You will receive income payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity income payments.

You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. We will allocate Policy value that you apply to provide fixed annuity income payments to the Fixed Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

We will allocate Policy value that you apply to provide variable annuity income payments to the Funds you select, and the amount of each annuity income payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?

You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.

i

To purchase a Policy, generally you must be at least 16 years old (18 years old in Pennsylvania) and not older than age 85 (75 years old in Pennsylvania). We will issue a Policy below age 16 (below age 18 in Pennsylvania) as long as custodial ownership is established.

4. What Are My Allocation Options?

There are ten different allocation options under the Policy. You can allocate premiums to one or more of the nine ‘‘subaccounts’’ of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust (the “Trust”). The nine Funds are:

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Bond Fund

•	Money Market Fund

•	Stock and Bond Balanced Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy Accumulation Value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?

Insurance Charges. Once each Policy Year, we deduct a $30 Annual Administrative Fee (some state exceptions apply which results in a lower fee in those states). We currently may waive this charge if the amount of total premiums you have paid is at least $50,000. We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15% (and guaranteed under the Policy not to exceed an annual rate of 1.25%). If you elect the Monthly Payment Plan, there is a $2 initial fee.

Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity income payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.

Fund Expenses. There are Fund expenses, which, in 2008, ranged on an annual basis from 0.33% to 1.38% of the average daily value of your money invested in the Funds.

The following chart is designed to help you understand the expenses that you will pay under the Policy.

The column “Total Annual Insurance Charges” shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.25%, computed by dividing the total amount of Annual Administrative Fees collected during 2008 by the total average Policy Accumulation Value for 2008) and the 1.25% maximum mortality and expense risk charge.

Fund	Total Annual Insurance Charges	Total Annual Fund Charges	Total Annual Charges	If you surrender or annuitize your Policy at the end of 1 year you would pay the following expenses	All charges excluding surrender charges, assessed over a 10 year period
Large Cap Equity Index Fund	1.50%	0.33%	1.83%	$912	$2,192
Small Cap Equity Index Fund	1.50%	0.55%	2.05%	$933	$2,428
International Equity Index Fund	1.50%	0.75%	2.25%	$952	$2,637
Large Cap Equity Fund	1.50%	0.77%	2.27%	$954	$2,658
Small/Mid Cap Equity Fund	1.50%	0.98%	2.48%	$974	$2,872
International Equity Fund	1.50%	1.38%	2.88%	$1,012	$3,267
Bond Fund	1.50%	0.59%	2.09%	$937	$2,470
Money Market Fund	1.50%	0.54%	2.04%	$932	$2,417
Stock and Bond Balanced Fund(1)	1.50%	0.50%	2.00%	$928	$2,375

(1) The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. Total Annual Fund Charges reflect the expenses of the underlying Funds attributable to the Stock and Bond Balanced Fund. The investment adviser to the Funds is not paid an investment advisory fee directly for performing its services for the Stock and Bond Balanced Fund. However, the investment adviser will receive investment advisory fees from managing the underlying Funds. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund.

(The mortality and expense risk charge currently charged is 1.15% and the maximum guaranteed charge permitted under the Policy is 1.25%.) The column “Total Annual Fund Charges” shows the investment charges for each Fund (before waiver or reimbursement). The column “Total Annual Charges” shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.

The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $10,000 you paid when you purchased the Policy. The examples assume that the Annual Administrative Fee is 0.25% (computed by dividing the total amount of Annual Administrative Fees collected during 2008 by the total average Policy Accumulation Value for 2008) and that your Policy earns 5% annually before charges. Because the example assumes a one time $10,000 investment, it does not include any transfer processing fees or a Monthly Payment Plan fee. For more information about the expenses under the Policy, including certain voluntary expense limitation arrangements with the Funds’ investment adviser that may reduce Fund expenses, refer to the “Fee Table” in the full prospectus that accompanies this Profile.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% federal tax penalty.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

•	You can withdraw part of your money (a surrender charge may apply).

•	You can surrender the Policy, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity income option (a surrender charge may apply).

•	You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ‘‘fixed year’’ annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty. Withdrawals and surrenders from certain tax-qualified Policies may be restricted.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)	the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?

The Policy has several additional features, including the following:

Free-Look Right to Cancel. You have a ‘‘free-look right’’; that is, the right to return the Policy to us at the Securities Products

Department or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to any Subaccounts. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?

If you need further information about the Policy, please write or call the Securities Products Department, or contact a registered State Farm Agent. The address and telephone number of the Securities Products Department is:

State Farm Securities Products Department

Three State Farm Plaza South, N-1

Bloomington, Illinois 61791-0001

Telephone: (888) 702-2307 (Toll free)

prospectus

PROSPECTUS DATED MAY 1, 2009

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy’s operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the “Policy”) to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the “Owner,” “you,” or “your”) can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.

To purchase a Policy, generally you must be at least 16 years old (18 years old in Pennsylvania) and not older than age 85 (75 years old in Pennsylvania). We will issue a Policy below age 16 (below age 18 in Pennsylvania) as long as custodial ownership is established.

The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

•	to the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”), and

•	to State Farm’s general account (the “Fixed Account”).

The Variable Account is divided into subaccounts (each, a “Subaccount”). Each Subaccount invests in a corresponding investment portfolio (“Fund“) of State Farm Variable Product Trust (the “Trust”). The Funds currently available are:

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Bond Fund

•	Money Market Fund

•	Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

•	four annuity income options

•	a minimum Death Benefit upon the Annuitant’s death

•	dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.

A Statement of Additional Information (“SAI”) contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI is dated May 1, 2009. The SAI is incorporated herein by reference and is legally part of this prospectus. The Table of Contents for the SAI is on the last page of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above or by going to statefarm.com®. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace an existing annuity contract or insurance policy with this Policy.

The SEC has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering

only in those jurisdictions where such offering

may lawfully be made.

contents

Index of Terms

Accumulation Unit — A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value — The value of a Subaccount’s Accumulation Unit. A Subaccount’s Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant — The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date — You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Cash Surrender Value — The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code — The United States Internal Revenue Code of 1986, as amended.

Final Annuity Date — The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).

Fixed Account — Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment — An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

Fixed Policy Accumulation Value — The portion of the Policy Accumulation Value in the Fixed Account.

Free-Look Period — The time during which the Policy may be canceled for a return of all premiums paid or your Policy Accumulation Value, whichever is greater. The free-look period expires 10 days after receipt of the Policy. Some states may require a longer period. During the Free-Look period, State Farm allocates all premiums to the Fixed Account.

Fund — An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

General Account — Our assets not allocated to the Variable Account or any other separate account.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless the transaction is requested by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Securities Products Department. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Initial Premium Payment — The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share — The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.

Payee — If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy Accumulation Value — The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

Policy Date — The effective date of this Policy.

Policy Month, Quarter, Year, Or Anniversary — Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request — A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Securities Products Department.

terms

SEC — The United States Securities and Exchange Commission.

Securities Products Department — Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001. Telephone: 1-888-702-2307 (toll free).

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value — The portion of the Policy Accumulation Value in a Subaccount.

Successor Owner — Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment — An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value — The sum of all Subaccount Policy Accumulation Values.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy, or transfers Policy Accumulation Value between the Subaccounts and the Fixed Account.

Transaction Expenses

Charge	Amount Deducted
Maximum Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)	7%

Transfer Processing Fee (2)	$25 per transfer in excess of 12 transfers per year

Monthly Payment Plan Fee (3)	$2 initial fee

Additional Deposit Rider Charge (4)	3% of the deposit plus the lesser of 2% of the deposit or $100.

(1)

Surrender charges are calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the “Free Withdrawal Amount.” The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1/2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See the “What are the Expenses Under the Policy?—Surrender Charge” section of this prospectus.

(2)	We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12 transfers.

(3)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

(4)	The Additional Deposit Rider permits Policy owners of certain tax-qualified Policies to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of income payment under the annuity income option you select.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	Amount Deducted
Annual Administrative Fee (5)	$30
Separate Account Annual Expenses:	Maximum	Current
Mortality and Expense Risk Charge (6)	1.25%	1.15%

(5)	Some state exceptions apply which results in a lower fee in those states. The Annual Administrative Fee may be waived if total premiums paid are at least $50,000.

(6)	The current charge is the amount currently charged; the maximum charge is the maximum guaranteed amount permitted by the Policy.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Trust.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	1.38%

The following tables show the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2008. Expenses of the Funds may be higher or lower in the future.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses (7)
Large Cap Equity Index Fund	0.26%	N/A	0.06%	0.01%	0.33%
Small Cap Equity Index Fund	0.40%	N/A	0.11%	0.04%	0.55%
International Equity Index Fund	0.55%	N/A	0.20%	0.00%	0.75%
Large Cap Equity Fund	0.60%	N/A	0.14%	0.03%	0.77%
Small/Mid Cap Equity Fund	0.80%	N/A	0.17%	0.01%	0.98%
International Equity Fund	0.80%	N/A	0.58%	0.00%	1.38%
Money Market Fund	0.40%	N/A	0.13%	0.01%	0.54%
Bond Fund	0.50%	N/A	0.08%	0.01%	0.59%
Stock and Bond Balanced Fund (8)	0.00%	N/A	0.07%	0.43%	0.50%

(7)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory and management services fee and acquired Fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses other than acquired fund fees and expenses. The investment adviser to the Funds has agreed to bear all of the custody fees of the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to this cap. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory and management services fee and acquired Fund fees and expenses, that exceed 0.20% of each Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses, if different from those presented above, were:

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses
Large Cap Equity Fund	0.60%	N/A	0.10%	0.03%	0.73%
Small/Mid Cap Equity Fund	0.80%	N/A	0.10%	0.01%	0.91%
Small Cap Equity Index Fund	0.40%	N/A	0.10%	0.04%	0.54%
International Equity Fund	0.80%	N/A	0.20%	N/A	1.00%
Stock and Bond Balanced Fund	0.00%	N/A	0.00%	0.43%	0.43%
Money Market Fund	0.40%	N/A	0.10%	0.01%	0.51%

(8)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

EXAMPLE

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses shown in the table above, the Annual Administrative Fee, the maximum guaranteed Mortality and Expense Risk Charge, and underlying Fund fees and expenses (before waiver or reimbursement).

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Because the example assumes a one time $10,000 investment, it does not include any transfer processing fees or a Monthly Payment Plan fee. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Policy at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
Large Cap Equity Index Fund	$912	$1,084	$1,328	$2,192
Small Cap Equity Index Fund	$933	$1,149	$1,440	$2,428
International Equity Index Fund	$952	$1,208	$1,541	$2,637
Large Cap Equity Fund	$954	$1,214	$1,551	$2,658
Small/Mid Cap Equity Fund	$974	$1,275	$1,655	$2,872
International Equity Fund	$1,012	$1,391	$1,851	$3,267
Bond Fund	$937	$1,161	$1,460	$2,470
Money Market Fund	$932	$1,146	$1,435	$2,417
Stock and Bond Balanced Fund	$928	$1,134	$1,415	$2,375

2. If you do not surrender your Policy:

	1 Year	3 Years	5 Years	10 Years
Large Cap Equity Index Fund	$190	$589	$1,013	$2,192
Small Cap Equity Index Fund	$213	$658	$1,128	$2,428
International Equity Index Fund	$234	$720	$1,232	$2,637
Large Cap Equity Fund	$236	$726	$1,242	$2,658
Small/Mid Cap Equity Fund	$257	$790	$1,350	$2,872
International Equity Fund	$298	$912	$1,552	$3,267
Bond Fund	$217	$670	$1,149	$2,470
Money Market Fund	$212	$655	$1,123	$2,417
Stock and Bond Balanced Fund	$208	$642	$1,102	$2,375

Condensed Financial Information

The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding accumulation units for the 10-year period ending December 31, 2008, or since Subaccount inception, if shorter. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

	Year Ended December 31,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Large Cap Equity Index
Accumulation unit value at Beginning of period	$14.85	$14.27	$12.50	$12.09	$11.08	$8.73	$11.38	$13.10	$14.62	$12.29
Accumulation unit value at end of period	$9.23	$14.85	$14.27	$12.50	$12.09	$11.08	$8.73	$11.38	$13.10	$14.62
Number of Accumulation units Outstanding at end of period	22,599,233	24,604,875	25,504,113	25,831,483	24,688,897	21,580,303	19,579,363	18,195,488	15,651,592	9,589,062
Small Cap Equity Index
Accumulation unit value at Beginning of period	$16.92	$17.50	$15.04	$14.59	$12.52	$8.68	$11.06	$10.97	$11.48	$9.66
Accumulation unit value at end of period	$11.03	$16.92	$17.50	$15.04	$14.59	$12.52	$8.68	$11.06	$10.97	$11.48
Number of Accumulation units Outstanding at end of period	9,120,208	9,945,127	10,418,693	10,749,820	10,445,312	9,575,637	8,929,639	8,224,638	7,048,002	4,144,714
Bond
Accumulation unit value at Beginning of period	$14.71	$13.98	$13.56	$13.57	$13.41	$13.02	$12.08	$11.14	$10.38	$10.56
Accumulation unit value at end of period	$14.68	$14.71	$13.98	$13.56	$13.57	$13.41	$13.02	$12.08	$11.14	$10.38
Number of Accumulation units Outstanding at end of period	7,035,042	7,828,722	7,834,746	7,856,658	7,583,877	7,272,847	7,078,663	5,936,182	4,645,569	3,763,800
Money Market
Accumulation unit value at Beginning of period	$12.52	$12.09	$11.69	$11.51	$11.54	$11.59	$11.58	$11.29	$10.77	$10.36
Accumulation unit value at end of period	$12.63	$12.52	$12.09	$11.69	$11.51	$11.54	$11.59	$11.58	$11.29	$10.77
Number of Accumulation units Outstanding at end of period	3,225,059	3,173,816	3,182,333	3,076,756	3,127,546	3,123,673	3,262,392	3,134,242	2,554,366	2,247,788
International Equity Index
Accumulation unit value at Beginning of period	$18.32	$16.84	$13.58	$12.11	$10.27	$7.54	$9.11	$11.77	$13.97	$11.20
Accumulation unit value at end of period	$10.48	$18.32	$16.84	$13.58	$12.11	$10.27	$7.54	$9.11	$11.77	$13.97
Number of Accumulation units Outstanding at end of period	9,589,642	10,318,187	10,736,727	10,778,799	10,286,076	9,664,637	9,569,369	9,063,124	7,541,566	4,189,443
Stock and Bond Balanced
Accumulation unit value at Beginning of period	$14.82	$14.18	$12.92	$12.66	$11.94	$10.21	$11.54	$12.11	$12.55	$11.35
Accumulation unit value at end of period	$11.26	$14.82	$14.18	$12.92	$12.66	$11.94	$10.21	$11.54	$12.11	$12.55
Number of Accumulation units Outstanding at end of period	4,359,733	4,930,972	5,099,613	5,266,024	5,118,449	4,556,316	4,242,546	4,094,603	3,665,483	2,570,571
Large Cap Equity
Accumulation unit value at Beginning of period	$10.87	$11.77	$10.27	$0
Accumulation unit value at end of period	$6.33	$10.87	$11.77	$10.27
Number of Accumulation units Outstanding at end of period	875,102	812,145	421,650	66,201
Small/Mid Cap Equity
Accumulation unit value at Beginning of period	$12.46	$10.89	$9.61	$0
Accumulation unit value at end of period	$6.73	$12.46	$10.89	$9.61
Number of Accumulation units Outstanding at end of period	589,272	485,719	169,734	26,268
International Equity
Accumulation unit value at Beginning of period	$14.80	$13.48	$11.42	$0
Accumulation unit value at end of period	$7.75	$14.80	$13.48	$11.42
Number of Accumulation units Outstanding at end of period	348,387	399,321	217,856	27,124

Financial Statements — The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the Independent Registered Public Accounting Firm.

1. What is the Policy?

The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See “How Will My Investment in the Policy be Taxed?” The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

When you pay premiums, you can allocate those premiums to one or more of the nine subdivisions (also known as “Subaccounts”) of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the “Subaccount Policy Accumulation Value,” will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See “What Are My Allocation Options? — Fixed Account Option.”

You can request that we transfer Policy Accumulation Value among the Subaccounts and/or the Fixed Account subject to certain conditions. See “What Are My Allocation Options? — Transfers.”

2. What are my Annuity Options?

•

You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania). You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.

•	If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 — Life Annuity.

•	On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

If your Policy has been in force for at least five Policy Years, and you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on “annuity purchase rates” based on the Annuitant’s age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.

If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

options

If you have selected the ‘‘fixed years’’ annuity option, you may request withdrawals at any time.

The available annuity income options are:

Option 1 — Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 — Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Annuitant.

Option 3 — Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 — Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Annuitant.

You may elect State Farm’s ‘‘Additional Deposit Rider.’’ This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100.

3. How Do I Purchase A Policy?

Applying for a Policy. To purchase a Policy, you must

•	complete an application and submit it to an authorized State Farm agent, and

•	pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.

See ‘‘Initial Premium,’’ below. We reserve the right to reject an application for any lawful reason.

Premium Payments. All checks must be made payable to State Farm Life (not State Farm VP Management Corp. or State Farm Investment Management Corp.). Cash, third party checks, credit cards and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis. To purchase a Policy, generally you must be at least 16 years old (18 years old in Pennsylvania) and not older than 85 years old (75 years old in Pennsylvania) on the Policy Date. We will issue a Policy below age 16 (below age 18 in Pennsylvania) as long as custodial ownership is established.

You must also make a minimum initial premium payment or make periodic payments under a Monthly Payment Plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:

	Issue Age 0-65	Issue Age 66 or more
Minimum initial premium required for non-tax-qualified Policy	$1,200	$5,000
	($100 per month for Monthly Payment Plan)
Minimum initial premium required for tax-qualified Policy	$600	$25,000
	($50 per month for Monthly Payment Plan)	($2,000 for Roth IRA)

The requirements and fees of the Monthly Payment Plan are set forth in the section entitled “What are the expenses under the Policy?”

Issuance of a Policy. Once we receive your initial premium and your completed application at the Securities Products Department, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information. We reserve the right to limit the initial premium to $1,000,000.

The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

Mutual Fund Exchange Offer for Certain Policy Owners

Certain Policy Owners have the right to surrender their Policy or withdraw part of their Policy Accumulation Value and use the proceeds to purchase Class A or Class B shares of State Farm Mutual Fund Trust (the ‘‘Retail Mutual Fund’’). The Retail Mutual Fund is a registered investment company that is managed by State Farm Investment Management Corp., the investment adviser to the Trust. If you exchange your Policy for Retail Mutual Fund shares, we will not charge any exchange fee at the time of the exchange, and we will waive the surrender charge that would otherwise be applicable to surrender of a Policy or withdrawal of a portion of a Policy.

Before deciding to make an exchange, you should carefully read the prospectus for the Retail Mutual Fund. Mutual funds are not variable deferred annuities like the Policy, and therefore any investment in a mutual fund does not have the same features as your Policy, such as the death benefit and the right to annuitize. The following charges may be imposed if you exchange your Policy, or a portion of your Policy, for shares of any series of the Retail Mutual Fund:

•	The front-end sales charge on the purchase of Class A shares of the Retail Mutual Fund (which will be waived if your Policy is not subject to a surrender charge);

•	The Administrative Fee under the Policy; and

•	The contingent deferred sales charge on the subsequent redemption of Class B shares of the Retail Mutual Fund (calculated from the date of the original purchase of your Policy).

Requirements. We will determine, in our sole discretion, who can make an exchange offer, the time period(s) during which the ability to make an exchange offer is available, and when to terminate your ability to make an exchange offer. We may also establish fixed periods of time for exchanges under a particular Policy (a ‘‘window’’) of at least 60 days in length, and limit the number of exchanges you may make.

The ability to make an exchange offer also is subject to the following limitations:

•

If the surrender charge that we waive is less than the front-end sales charge you would incur on Class A shares, the proceeds of the surrender or withdrawal of the Policy can be used only to purchase Class B shares of the Retail Mutual Fund; and

•

Only those persons who purchased a Policy on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer if the exchange occurs before the tenth Policy Anniversary.

•	If you purchased your Policy on or after July 15, 2003, you are not eligible to participate in the exchange offer.

Taxes. There should be no adverse tax consequences for tax-qualified retirement plan participants who elect to exchange from a Policy to the Retail Mutual Fund.

Further Information. You can contact your registered State Farm agent for more information on your ability to make an exchange offer.

Free-Look Right to Cancel Policy. During your ‘‘free-look’’ period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

(1)	the premium payments made under the Policy during the free-look period; or

(2)	the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at the Securities Products Department (if you return the Policy to the Securities Products Department), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive in Good Order after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Securities Products Department. State Farm will process any premium received in Good Order at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $50,000.

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to “freeze” a Policy Owner’s account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.

•	Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

•	You can change the allocation percentages at any time by sending a satisfactory written or telephone request to the Securities Products Department (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.

Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. Solely for this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). State Farm Investment Management Corp. (‘‘SFIM’’) serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, and International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which the Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

•

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks[1]. This Fund will pursue its objective by investing primarily on a capitalization- weighted basis in the securities that make up the S&P 500.

•

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

•

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”)[3]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests in equity securities issued by large capitalization U.S companies in both the growth and value segments of the market.

•

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. The companies in which the Fund invests typically have market capitalizations smaller than the largest 500 U.S. companies and/or within the range of companies included in the Russell Midcap® Index[2].

•

The International Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities issued by foreign companies in both the growth and value segments of the market. The Fund may invest in securities of companies economically tied to emerging markets.

•

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

•

The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

•	The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue

(1) “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the ‘‘Product and the Funds’’) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see ‘‘Relationships with the Companies that Maintain the Benchmark Indices’’ in the Statement of Additional Information.)

(2) The Russell 2000® Index and the Russell Midcap® Index are trademarks/service marks of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and the Small/Mid Cap Equity Fund (collectively the “Funds”) are not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Funds. (For more information regarding the Russell 2000 Index, see ‘‘Relationships with the Companies that Maintain the Benchmark Indices’’ in the Statement of Additional Information.)

(3) The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (‘‘Morgan Stanley’’). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the ‘‘Fund’’) is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see ‘‘Relationships with the Companies that Maintain the Benchmark Indices’’ in the Statement of Additional Information.)

its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates and due in part to Policy fees and expenses, the yields of the Money Market Subaccount may be extremely low and possibly negative.

The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust’s prospectus in conjunction with this prospectus. See also “What Other Information Should I Know? — State Farm and the Variable Account, The Trust.”

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See “What Other Information Should I Know? — State Farm and the Variable Account, State Farm’s Fixed Account Option.” There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See “Transfers”, below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request in Good Order at the Securities Products Department. State Farm will process any transfer request received in Good Order at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused “free” transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In addition, the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Funds describe these policies and procedures. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectus of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging, portfolio rebalancing and interest advantage programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the “Money Market Subaccount”) or the Subaccount investing in the Bond Fund (the “Bond Subaccount”) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on monies allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentages for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Inquiring About Transactions. You should review every Transaction Confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the State Farm Securities Products Department via telephone or in writing within 60 days of the date shown on your Transaction Confirmation.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount’s Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount’s Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ‘‘ex-dividend’’ date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

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Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant’s Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; (5) the distribution of various reports to Owners; and (6) the ability to make monthly premium payments under the Monthly Payment Plan.

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Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.

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Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant’s Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1/2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner’s death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ See ‘‘What are my Annuity Options?’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See ‘‘Does the Policy have a Death Benefit?’’

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a ‘‘Free Withdrawal Amount’’ without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the ‘‘Fee Table,’’ at the beginning of this prospectus.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is ‘‘Terminally Ill’’ or has been confined continuously to an ‘‘Eligible Hospital’’ or ‘‘Eligible Nursing Home’’ for at least three months before the date we receive the request. ‘‘Terminally Ill,’’ ‘‘Eligible Hospital,’’ and ‘‘Eligible Nursing Home’’ are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We may waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Monthly Payment Plan Fee

You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See ‘‘What Are My Allocation Options? — Net Investment Factor.’’

Fund Expenses

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund’s advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund’s expenses, advisory fees and other expenses, see the prospectus for the Trust.

Additional Deposit Rider Charge

You may elect State Farm’s “Additional Deposit Rider.” This feature is available only in connection with certain tax- qualified Policies. The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. See “What are my Annuity Options?”

6. How Will My Investment in the Policy be Taxed?

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the ‘‘IRS’’).

You may purchase the Policy on a non-tax-qualified basis (‘‘Non-Qualified Policy’’) or on a tax-qualified basis (‘‘Qualified Policy’’). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/ or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be ‘‘adequately diversified’’ in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See ‘‘Death of Owner’’ rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner’s death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the ‘‘investment in the contract’’ (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner’s investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner’s investment in the contract to the participant’s total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 70 1/2 or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a ‘‘5 percent Owner’’ (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70  1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant’s death. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Withholding. Distributions from certain qualified plans generally are subject to withholding for the Owner’s federal income tax liability. The withholding rates vary according to the type of distribution and the Owner’s tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. ‘‘Eligible rollover distributions’’ from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an eligible rollover distribution is any distribution to the Owner, Owner’s spouse, or Owner’s former spouse from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to non-taxable distributions or if the Owner chooses a ‘‘direct rollover’’ from the plan to another tax-qualified plan, IRA, or tax-sheltered annuity or to a governmental section 457 plan that agrees to separately account for rollover contributions.

Brief descriptions follow of the various types of qualified retirement plans which may be funded with a Policy.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an ‘‘Individual Retirement Annuity’’ or ‘‘IRA.’’ These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be ‘‘rolled over’’ or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs, under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. We will not withhold on a qualified distribution from a Roth IRA when the Policy Owner has reached age 59 1/2 or older and the five year holding period has been met. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/ 2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions under the Employers’ Tax Sheltered Annuity Plan. If your Policy was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax advisor. State Farm will no longer issue Policies to fund Tax Sheltered Annuities, effective November 3, 2008. Effective January 1, 2009, State Farm will no longer accept contributions to Policies serving as funding for Tax Sheltered Annuities.

401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2009 to contribute up to the lesser of $16,500 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2009 may be permitted to make an additional $5,500 “catch-up” contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See “Does the Policy have a Death Benefit?” When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See “What are my Annuity Options?”

Withdrawals

Except during the free-look period and prior to the earlier of the Annuity Date or the date the Annuitant dies, you may request to withdraw part of the Cash Surrender Value at any time unless withdrawals are limited or restricted under certain Qualified Policies. (If you have elected the “fixed years” annuity option, you may request withdrawals after the Annuity Date. See “What are my Annuity Options?”) You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See “Requesting Payments and Telephone Transactions,” below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies. Starting January 1, 2009, we are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request in Good Order at the Securities Products Department unless you request a later date. However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. State Farm will process any withdrawal request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day.

Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the “fixed years” annuity option, you may request a surrender after the Annuity Date. See “What are my Annuity Options?”) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request in Good Order at the Securities Products Department unless you request a later date. However, we reserve the right to reject any request with a requested surrender date later than 14 days after the request is signed. State Farm will process any surrender request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to the Securities Products Department. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See “What are the Expenses Under the Policy? — Surrender Charge.” We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Securities Products Department or give them to an authorized State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. We will determine the payment amount as of the end of the Valuation Period during which the Securities Products Department receives all required documents. See “Does the Policy Have a Death Benefit?” for the documents required before a Death Benefit claim will be deemed in Good Order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account®, an interest bearing draft account serviced by State Farm Bank®. We will send the State Farm Benefit Management Account® checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account® . We will pay interest on the amount in the State Farm Benefit Management Account® from the date we receive all required documents at the Securities Products Department to the date we close the State Farm Benefit Management Account®. The State Farm Benefit Management Account® is part of our general account. It is not a checking or bank account, and amounts in the Benefit Management Account are not a State Farm Bank deposit account, are not an obligation of or guaranteed by State Farm Bank, and are not insured by the Federal Deposit Insurance Corporation or any other agency. As part of our general account, amounts in the State Farm Benefit Management Account® are subject to the claims of our creditors (unlike the assets in the Variable Account). We receive a profit on all amounts left in the account.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC by order permits postponement of payment to protect State Farm’s Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Telephone Transactions

You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program, changes in the Interest Advantage program, systematic withdrawal changes and address changes.

Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your State Farm agent’s or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Securities Products Department or to a registered State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department.

8. How Is the Performance of the Policy Presented?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. “Standardized” average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated. “Non-Standard” average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge and/or the Annual Administrative Fee. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor’s® Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does the Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order. If these documents are received at the Securities Products Department after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Securities Products Department before a Death Benefit claim will be deemed in Good Order: a certified copy of the death certificate, the State Farm Claimant’s Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)	the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

(1)	any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

(2)	the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

(1)	The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

(2)	the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is Age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See “What are my Annuity Options?” If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account®. See “How Do I Access My Money? — Requesting Payments and Telephone Transactions.” For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see “Payment of Proceeds Upon Death of Owner or Annuitant” in the Statement of Additional Information.

If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see “Death of Owner” in the Statement of Additional Information.

Please note that any death benefit payment we make in excess of the Policy Accumulation Value is subject to our financial strength and claims-paying ability.

10. What Other Information Should I Know?

State Farm and the Variable Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm’s general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

Please note that any guarantees we provide in connection with the Fixed Account option are subject to our financial strength and claims-paying ability.

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a ‘‘separate account’’ within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. See the Trust’s prospectus for more detail.

Volatility in the Financial Markets. Many financial services companies, including insurance companies, have faced unprecedented challenges over the past several months, and we are not immune to those challenges. We know it is important for you to understand how these events may affect your Policy Accumulation Value and our ability to meet the guarantees under your Policy.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Accumulation Value allocated to the Subaccounts. Your Policy Accumulation Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Accumulation Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Accumulation Value to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Accumulation Value (such as those associated with the Death Benefit), are paid from our General Account. Therefore, any amounts that we may pay under the Policy in excess of Policy Accumulation Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from our assets in the General Account. In the event of State Farm’s insolvency or receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to statefarm.com®). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Trust. State Farm Investment Management Corp. (‘‘SFIM’’), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. For more information concerning the investment adviser and investment sub-advisers, please see the accompanying prospectus for the Trust.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send or make available to Owners voting instruction materials, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

•

We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

•	to assure continued qualification of the Policy as an annuity under the Code; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies

State Farm VP Management Corp., a subsidiary of SFIM, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its sales representatives of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such programs.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

Insurance Marketplace Standards Association

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements

The Statement of Additional Information contains the audited statutory statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007, and 2006, as well as the Report of the Independent Registered Public Accounting Firm. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

The Statement of Additional Information also contains the statements of assets and contract owners’ equity and surplus for the Variable Account at December 31, 2008, and the related statements of operations for the year then ended and the changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2008, as well as the Report of the Independent Registered Public Accounting Firm.

The audits were conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).

11. How Can I Make Inquiries?

You may make inquiries regarding a Policy by writing to us at the Securities Products Department, by calling us at (888) 702-2307 (Toll free), or by contacting a registered State Farm agent.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI.

table of

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at the Securities Products Department, calling us at 1-(888) 702-2307 (Toll free) or going to statefarm.com®.

Statement of Additional Information

Additional Policy Provisions	1

The Policy	1

Ownership	1

Incontestability	1

Error in Age or Sex	1

Participation	1

Assignment	1

Net Investment Factor	2

Annuity Payment Provisions	2

Amount of Fixed Annuity Payments	2

Amount of Variable Annuity Payments	2

Annuity Units	2

Annuity Unit Value	2

Illustration of Calculation of Annuity Unit Value	3

Illustration of Variable Annuity Payments	3

Payment of Proceeds Upon Death of Owner or Annuitant	3

Death of Owner	3

Death of Annuitant	4

Addition, Deletion or Substitution of Investments	5

Safekeeping of Account Assets	5

Distribution of the Policies	6

Legal Matters	6

Experts	6

Other Information	6

Relationships with the Companies that Maintain the Benchmark Indices	7

Financial Statements	8

contents

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 FORWARDING SERVICE REQUESTED	U.S. Postage PAID Davenport, IA Permit No. 14 PRESORTED STANDARD

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.

More information about State Farm VP Management Corp. and its registered persons is available at

http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter & Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

Investment Company Act File No. 811-08001

statefarm.com®

231-3548.14-CH

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2009

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the “Policy”) offered by State Farm Life Insurance Company (“State Farm, “we,” “us,” or “our”). You may obtain a copy of the Prospectus dated May 1, 2009 by calling 1-888-702-2307 (Toll free) or by writing to us at the above address. Terms used in the current Prospectus for the Policy are incorporated into and made a part of this Statement of Additional Information.

This statement of additional information is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Funds.

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY PROVISIONS

The Policy

The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

Ownership

You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

Incontestability

We will not contest the Policy. Any rider has its own incontestability provision.

Error in Age or Sex

If the Annuitant’s, Payee’s, or second designated person’s date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant’s, Payee’s, second designated person’s age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

Participation

We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

Assignment

You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

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NET INVESTMENT FACTOR

The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	a per share charge or credit for any taxes reserved for

(2)	is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

(3)	is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

ANNUITY PAYMENT PROVISIONS

Amount of Fixed Annuity Payments. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change.

The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

Amount of Variable Annuity Payments. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

Annuity Units. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

Annuity Unit Value. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next.

2

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Accumulation unit value for current valuation period	11.12
2. Accumulation unit value for immediately preceding valuation period	11.10
3. Annuity unit value for immediately preceding valuation period	20.00
4. Factor to compensate for the assumed investment rate of 3.5%	.9999
5. Annuity unit value of current valuation period ((1) / (2)) x (3) x (4)	20.03

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1. Number of accumulation units at Maturity Date	10,000
2. Accumulation unit value	11.12
3. Adjusted Policy Accumulation Value (1)x(2)	111,200
4. Monthly annuity payment per $1,000 of adj. Policy Accumulation Value	5.82
5. Monthly annuity payment (3)x(4) / 1,000	647.18
6. Annuity unit value at Maturity Date	20.03
7. Number of annuity units (5)/(6)	32.3105
8. Assume annuity unit value at the end of first month equal to	20.20
9. First monthly annuity payment (7)x(8)	652.67
10. Assume annuity unit value at the end of second month equal to	19.90
11. Second monthly annuity payment (7)x(10)	642.98
12. Assume annuity unit value at the end of third month equal to	20.50
13. Third monthly annuity payment (7)x(12)	662.37

PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

Death of Owner

The Code requires the following distributions under a Non-Qualified annuity when you die.

(1)	If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

(2)	If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

(3)	If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

(4)	If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

3

(5)	If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.

(6)	If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse’s life or life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1—Life Annuity.

(7)	If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

(8)	If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

Other rules apply to Qualified Policies.

Death of Annuitant

Death of Annuitant Who is not an Owner. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant’s date of death.

Beneficiary Designation. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name “estate” as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name “children” of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant’s date of death will be included.

We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

Change of Beneficiary Designation. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

After the Annuitant’s death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

4

Order of Payment. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. “When payment is made” means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes of policies as we may determine;

(5)	add new funds or remove existing funds;

(6)	substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the Act if such registration is no longer required; and

(8)	operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

SAFEKEEPING OF ACCOUNT ASSETS

State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

A fidelity bond in the amount of $5 million covering State Farm’s directors, officers, and employees has been issued by National Union Fire Insurance Company.

5

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $1,315,400 in 2008, $2,177,107 in 2007, and $2,420,735 in 2006 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2008, 2007 and 2006.

We discontinued new sales of the Policies during the latter half of 2008; however, the Company will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and contract owners’ equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2008 and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2008, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

6

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and Funds”) are sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, owners of the product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell™ is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims

7

any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

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FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007 and 2006, as well as the Report of the Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and contract owners’ equity and surplus of the State Farm Life Insurance Company Variable Annuity Separate Account at December 31, 2008, and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2008, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

8

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm

Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2008, 2007, and 2006

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors

State Farm Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2008, 2007, and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standard Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years ended December 31, 2008, 2007, and 2006.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years ended December 31, 2008, 2007, and 2006, on the basis of accounting described in Note 2.

February 18, 2009

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2008 and 2007

ADMITTED ASSETS	2008	2007
Bonds:
United States government	$3,569,370	$3,770,540
Canadian government and subdivisions	15,377	18,391
Other governmental units	7,506,486	7,616,056
Public utilities	4,180,723	3,264,889
Industrial and other	15,426,219	14,054,826

	30,698,175	28,724,702

Stocks:
Preferred	400	1,306
Unaffiliated common	1,822,297	2,792,616
Affiliated common	8,308	8,229

	1,831,005	2,802,151

Mortgage loans	5,660,184	5,603,848
Policy loans	3,443,423	3,256,921
Cash (Overdraft)	(13,740)	(19,938)
Cash equivalents	443,901	138,525
Short-term investments	298,317	36,145
Other invested assets	349,598	296,707
Accounts receivable—investment sales	508	773

Total cash and invested assets	42,711,371	40,839,834
Premiums deferred and uncollected	67,817	70,599
Investment income due and accrued	515,357	489,512
Net deferred tax asset	317,743	308,742
Receivables from subsidiaries	—	16
Other assets	695	259
Assets held in separate accounts	1,017,879	1,598,995

Total admitted assets	$44,630,862	$43,307,957

LIABILITIES	2008	2007

Aggregate reserves for life polices and contracts	$29,296,430	$27,172,407
Liability for deposit type contracts	7,103,040	6,893,900
Policy and contract claims	150,926	133,035
Policyholders’ dividends due and unpaid	4,558	4,523
Dividends to policyholders payable in the following year	602,421	585,208
Advance premiums, deposits and other policy and contract liabilities	269,074	277,534
Interest maintenance reserve	642	—
Commissions payable	58,276	56,969
Federal income taxes (including payable to affiliates)	115,961	46,570
Postretirement benefits	248,898	225,337
Agent termination benefits	165,949	150,410
Payable to parent, subsidiaries and affiliates	53,658	58,465
Other liabilities	236,189	150,518
Liabilities related to separate accounts	884,456	1,367,039
Asset valuation reserve (AVR)	380,330	930,510

Total liabilities	39,570,808	38,052,425

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned surplus	5,035,208	5,230,686

Total capital and surplus	5,060,054	5,255,532

Total liabilities, capital and surplus	$44,630,862	$43,307,957

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2008, 2007, and 2006

SUMMARY OF OPERATIONS	2008	2007	2006
Income:
Premiums and annuity considerations	$4,597,172	$3,723,295	$3,762,775
Net investment income	2,331,570	2,223,644	2,165,576
Other income	25,704	41,318	46,315

	6,954,446	5,988,257	5,974,666

Benefits and other expenses:
Death benefits	1,078,995	984,227	918,194
Surrender benefits and other fund withdrawals	1,113,123	1,059,367	998,421
Other benefits and claims	522,191	527,650	527,631
Net transfers to separate accounts	(41,104)	(3,727)	20,462
Increase in policy and contract reserves	2,124,023	1,316,214	1,433,310
Commissions	284,000	270,368	273,998
General insurance expenses	616,148	568,562	571,933
Taxes, licenses and fees	95,493	77,911	76,238

	5,792,869	4,800,572	4,820,187

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,161,577	1,187,685	1,154,479
Dividends to policyholders	595,458	579,041	566,961

Net gain from operations before federal and foreign income taxes	566,119	608,644	587,518
Federal and foreign income taxes incurred (excluding capital gains)	239,013	259,586	228,739

Net gain from operations before net realized capital gains or (losses)	327,106	349,058	358,779
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	(141,406)	33,115	29,289

Net income	$185,700	$382,173	$388,068

CAPITAL AND SURPLUS ACCOUNT	2008	2007	2006
Common stock:
Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus:
Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	5,230,686	5,037,032	4,479,608
Net income	185,700	382,173	388,068
Change in net unrealized capital gains (losses)	(542,306)	(81,000)	192,267
Change in nonadmitted assets	(414,212)	17,426	96,954
Change in asset valuation reserve	550,180	(182,370)	(137,381)
Dividends to stockholder (parent company)	(480)	(480)	(9,347)
Other changes in surplus in separate accounts statement	(68,302)	(842)	17,480
Change in net deferred income tax	93,942	69,472	6,550
Other changes	—	(10,725)	2,833

Balance at end of year	5,035,208	5,230,686	5,037,032

Total capital and surplus	$5,060,054	$5,255,532	$5,061,878

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2008, 2007, and 2006

CASH FLOW	2008	2007	2006
Cash from operations:
Premiums collected net of reinsurance	$4,613,476	$3,735,237	$3,783,414
Net investment income	2,318,606	2,236,515	2,199,803
Other income	12,568	14,902	18,948
Benefits and loss related items	(2,723,481)	(2,572,467)	(2,425,158)
Net transfers to Separate Accounts	54,008	5,349	(17,507)
Commissions, expenses paid and other deductions	(926,974)	(949,335)	(952,856)
Dividends paid to policyholders	(578,211)	(559,175)	(551,590)
Federal and foreign income taxes paid	(146,189)	(285,417)	(244,462)

Net cash from operations	2,623,803	1,625,609	1,810,592

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,465,916	3,459,258	3,386,436
Stocks	185,248	276,371	167,964
Mortgage loans	398,282	567,394	534,214
Other invested assets	34,425	20,152	7,135
Miscellaneous proceeds	—	—	20,366
Net (losses) gains on cash and short-term investments	—	—	(5)

Total investment proceeds	2,083,871	4,323,175	4,116,110

Cost of investments acquired (long term only):
Bonds	3,508,318	4,570,062	4,055,306
Stocks	142,911	397,318	225,052
Mortgage loans	458,792	1,080,083	1,019,365
Other invested assets	94,930	141,646	176,768
Miscellaneous applications	57	26,561	—

Total investments acquired	4,205,008	6,215,670	5,476,491

Increase in policy loans and premium notes	186,508	174,797	159,475

Net cash from investments	(2,307,645)	(2,067,292)	(1,519,856)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	209,140	51,602	27,759
Other cash provided (applied)	48,928	70,468	13,860
Dividends to stockholder paid	(480)	(480)	(9,467)

Net cash from financing and miscellaneous sources	257,588	121,590	32,152

Net change in cash, cash equivalents, and short-term investments	573,746	(320,093)	322,888
Cash, cash equivalents, and short-term investments, beginning of year	154,732	474,825	151,937

Cash, cash equivalents, and short-term investments, end of year	$728,478	$154,732	$474,825

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 74%, 88%, and 86% of premium revenue in 2008, 2007, and 2006, respectively. Individual annuity products including variable annuity contracts account for an additional 25%, 10%, and 12% in 2008, 2007, and 2006, respectively. Employee group life accounts for the remaining 1% in 2008 and 2% in both 2007 and 2006.

The Company discontinued new sales of variable products during September, 2008; however, the Company will continue to administer the existing book of variable business.

The Company is the parent company of the wholly-owned State Farm Annuity and Life Insurance Company and State Farm International Life Insurance Company Ltd.

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance.

Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), which reflects the NAIC’s adoption of the Codification of Statutory Accounting Principles, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer’s state of domicile. The Company did not use any significant permitted practices during 2008, 2007, or 2006.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Certain amounts applicable to the prior year have been reclassified to conform to the current year presentation.

Significant statutory accounting practices include:

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

fair value. Common stocks, other than investments in subsidiaries, are stated at fair value. Prices from third party organizations and prices published by the Securities Valuation Office (SVO) of the NAIC are used to calculate fair value. Where no SVO published price or third party price is available, management’s best estimate of fair value is used. Under accounting principles generally accepted in the United States of America (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from Interactive Data Corporation and Bloomberg. The Company uses prices provided by Interactive Data Corporation in determining the fair value of its loan-backed securities.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2008 or 2007.

Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

The Company’s interest in State Farm Liquidity Pool, LLC is carried at its underlying audited GAAP equity. The Company’s interest in the pool is reported as a cash equivalent.

Short-term investments are stated at amortized cost, which approximates fair value. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee.

The Company uses Statement of Statutory Accounting Principles (SAP) 97 guidance to determine the carrying value of subsidiaries. Investment in a wholly-owned US insurance subsidiary is carried at its statutory net equity. The ownership interests in joint ventures, partnerships, and limited liability companies are based on the underlying audited GAAP equity of the investee. Investments without audited GAAP statements are non-admitted and show a book/adjusted carrying value of zero. The Company’s foreign insurance subsidiary is non-admitted and accordingly, has a book/adjusted carrying value of zero. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

Investment income is recorded when earned. Due and accrued investment income is excluded from unassigned surplus when it is 90 days past due or when collection is in doubt. There were no amounts

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

excluded in 2008 or 2007 for mortgages or bonds. Realized gains and losses on sale or maturity of investments are determined by the specific identification methods. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the asset to fair value and is recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Policies and Contracts

Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2008, 2007, and 2006, premiums under individual and group life participating policies were $3,471,446, $3,346,751, and $3,302,108 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2008, 2007, and 2006 includes $595,458, $579,041, and $566,961 of policyholder dividends, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E.    Federal and Foreign Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company (SFMAIC)

State Farm Fire and Casualty Company (SFFCC)

State Farm General Insurance Company (SFGIC)

State Farm Life and Accident Assurance Company (SFLAAC)

State Farm Annuity and Life Insurance Company (SFALIC)

State Farm Lloyds (SFL)

State Farm Indemnity Company (SFIC)

State Farm Guaranty Insurance Company (Guaranty)

State Farm Florida Insurance Company (SFFIC)

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp.

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm Investor Services (Canada) Holding Company

State Farm Funding Corp.

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Fiesta Jack, Ltd. (2007)

Oglesby Reinsurance, Ltd.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables shown in this annual statement which relate to the tax year reflected by this annual statement will be settled within ninety (90) days of the statement date; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

The reporting of federal and foreign income taxes under NAIC SAP is similar to the reporting requirements under GAAP except for the following differences. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income.

Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by NAIC SAP. Instead, NAIC SAP requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the two immediately preceding years. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

F.    Other Postretirement Benefits

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

G.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. Liabilities and expenses are recorded at the time eligibility requirements are met. Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation for active, but not yet eligible, agents.

H.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

I.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general accounts within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which are managed either by the Company or by an outside manager.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

J.    Recognition of Premiums and Annuity Considerations and Related Expenses

Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Premiums paid in advance of the policy anniversary date and unearned premiums which are not

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

included in the policy reserve liability are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders and investment in foreign subsidiary. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

K.    Nonadmitted Assets

Certain assets designated as “nonadmitted” assets, principally non-admitted deferred income tax assets, aggregating $848,236 and $434,024 at December 31, 2008 and 2007, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

L.    Stockholder Dividends

The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

M.    Guaranty Fund Assessments

As of December 31, 2008 and 2007, liabilities of $26,945 and $7,104, respectively, have been recorded for guaranty fund assessments. In addition, assets of $557 and $238 for premium tax offsets have been established for December 31, 2008 and 2007, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

3.    Investments

A.    Bonds and Other Debt Securities

The amortized cost and estimated market values of investments in debt securities, including short-term investments were as follows:

	December 31, 2008
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$3,687,005	$360,933	$(882)	$4,047,056
All Other Governments	68,172	5,723	—	73,895
States, Territories and Possessions (Direct and Guaranteed)	465,388	7,793	(17,253)	455,928
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	196,187	4,122	(3,145)	197,164
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,792,116	173,036	(17,041)	6,948,111
Public Utilities (Unaffiliated)	4,180,723	67,157	(151,196)	4,096,684
Industrial & Miscellaneous (Unaffiliated)	15,606,901	353,315	(813,914)	15,146,302

Totals	$30,996,492	$972,079	$(1,003,431)	$30,965,140

	December 31, 2007
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$3,784,624	$164,013	$(2,405)	$3,946,232
All Other Governments	71,161	2,365	—	73,526
States, Territories and Possessions (Direct and Guaranteed)	465,317	7,870	(10,785)	462,402
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	196,211	4,806	(529)	200,488
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,901,758	64,543	(47,015)	6,919,286
Public Utilities (Unaffiliated)	3,264,889	77,900	(23,688)	3,319,101
Industrial & Miscellaneous (Unaffiliated)	14,076,887	446,570	(99,138)	14,424,319

Totals	$28,760,847	$768,067	$(183,560)	$29,345,354

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The amortized cost and estimated market value of debt securities by contractual maturity are shown below. Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost or Fair Value	Estimated Market Value
Due in one year or less	$1,553,893	$1,570,263
Due after one year through five years	7,738,307	7,743,856
Due after five years through ten years	13,744,321	13,576,619
Due after ten years	7,959,971	8,074,402

Totals	$30,996,492	$30,965,140

Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:

	2008	2007	2006
Proceeds	$142,224	$2,738,965	$1,795,326
Gross gains	4,682	6,684	54,813
Gross losses	(66,576)	(50,782)	(67,386)

At December 31, 2008 and 2007, bonds carried at an amortized cost of $4,985 and $4,957, were on deposit with regulatory authorities, respectively.

B.    Mortgage Loans

The maximum lending rate for commercial mortgage loans was 6.94% and 7.63% for 2008 and 2007, respectively. The minimum lending rate for commercial mortgage loans was 3.97% and 5.21% for 2008 and 2007, respectively. The maximum percentage of any one loan to the value of security at the time of the loan in 2008 and 2007, exclusive of insured or guaranteed mortgages or purchase money mortgages was 79.55% and 87.48%, respectively. During 2008 and 2007, there were no loans that had reduced rates.

The total recorded investment in restructured loans was $16,835 as of both December 31, 2008 and 2007, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C.    Equity Investments

The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows:

	December 31, 2008
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$400	$—	$(122)	$278
Unaffiliated common	1,756,931	380,637	(315,271)	1,822,297
Affiliated common	196,850	4,808	(193,350)	8,308

	December 31, 2007
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Statement/ Market Value
Preferred	$1,306	$—	$(90)	$1,216
Unaffiliated common	1,899,976	970,128	(77,488)	2,792,616
Affiliated common	196,850	4,729	(193,350)	8,229

Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31:

	2008		2007		2006
	Gains	Losses	Gains	Losses	Gains	Losses
Preferred	$—	$(431)	$—	$—	$52	$(80)
Unaffiliated common	23,887	(125,070)	88,782	(18,306)	28,930	(28,724)

There were no sales of affiliated common stocks during 2008, 2007, and 2006.

D.    Unrealized Losses

In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.
•	The extent and duration of the decline in value.
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.
•	Relevant industry conditions and trends.
•	The financial condition and current and future business prospects of the issuer.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The unrealized losses based on estimated market values are shown below:

	December 31, 2008
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$47,060	$(719)	$18,414	$(163)	$65,474	$(882)
All Other Governments	—	—	—	—	—	—
States, Territories and Possessions (Direct and Guaranteed)	151,083	(8,830)	138,026	(8,423)	289,109	(17,253)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	68,168	(2,708)	9,988	(437)	78,156	(3,145)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	268,192	(13,740)	268,487	(3,301)	536,679	(17,041)
Public Utilities (Unaffiliated)	2,117,196	(127,796)	252,647	(23,400)	2,369,843	(151,196)
Industrial & Miscellaneous (Unaffiliated)	5,889,014	(474,713)	1,388,615	(339,201)	7,277,629	(813,914)

Subtotal, debt securities	$8,540,713	$(628,506)	$2,076,177	$(374,925)	$10,616,890	$(1,003,431)
Preferred Stock	—	—	278	(122)	278	(122)
Common Unaffiliated Stock	646,465	(235,977)	105,395	(79,294)	751,860	(315,271)

Total temporarily impaired securities	$9,187,178	$(864,483)	$2,181,850	$(454,341)	$11,369,028	$(1,318,824)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	December 31, 2007
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$295,016	$(1,430)	$54,324	$(975)	$349,340	$(2,405)
States, Territories and Possessions (Direct and Guaranteed)	17,694	(28)	241,387	(10,757)	259,081	(10,785)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	16,152	(91)	24,032	(438)	40,184	(529)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	1,205,417	(8,453)	1,867,603	(38,562)	3,073,020	(47,015)
Public Utilities (Unaffiliated)	471,236	(4,508)	705,158	(19,180)	1,176,394	(23,688)
Industrial & Miscellaneous (Unaffiliated)	1,686,627	(37,305)	2,048,317	(61,833)	3,734,944	(99,138)

Subtotal, debt securities	$3,692,142	$(51,815)	$4,940,821	$(131,745)	$8,632,963	$(183,560)
Preferred Stock	1,216	(90)	—	—	1,216	(90)
Common Unaffiliated Stock	223,420	(46,547)	99,145	(30,941)	322,565	(77,488)

Total temporarily impaired securities	$3,916,778	$(98,452)	$5,039,966	$(162,686)	$8,956,744	$(261,138)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by widening credit spreads on corporate bonds and not on fundamental credit problems of the issuers. The Company had $374.9 million in unrealized losses on bonds with losses outstanding for greater than 12 months at December 31, 2008. The contractual terms of the Company’s bond investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider those investments to be other-than-temporarily impaired at December 31, 2008.

Common Unaffiliated Stock

The Company evaluates its common stock investments for impairment loss by calculating unrealized losses and performing analysis at each quarter and annually. The Company had $79.3 million in unrealized losses outstanding for greater than 12 months at December 31, 2008. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2008.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

E.    Realized Capital Gains (Losses)

The Company had realized capital losses due to other than temporary declines in the fair value of $63,207, $6,352, and $0 on bonds, $4,857, $0, and $0 on mortgage loans, and $56,553, $7,466, and $1,027 on common stocks during 2008, 2007, and 2006, respectively.

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2008
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(162,350)	$(23,432)	$(138,918)
Less: IMR capital gains (losses)	3,828	1,340	2,488
Capital gains (losses) net of IMR	$(166,178)	$(24,772)	$(141,406)

	December 31, 2007
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$39,315	$24,386	$14,929
Less: IMR capital gains (losses)	(26,743)	(8,557)	(18,186)
Capital gains (losses) net of IMR	$66,058	$32,943	$33,115

	December 31, 2006
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$7,950	$(6,870)	$14,819
Less: IMR capital gains (losses)	(22,262)	(7,792)	(14,470)
Capital gains (losses) net of IMR	$30,211	$922	$29,289

F.    Investment in Subsidiaries

Summary financial information for affiliates of the Company through direct 100% ownership and/or common management for the years ended December 31 is noted below (in thousands):

Life Insurers

State Farm Annuity and Life Insurance Company	2008	2007
Admitted assets	$8,354	$8,260
Liabilities	46	31
Capital and surplus	8,308	8,229

Net income	79	180

SFALIC has conducted no insurance business since its inception.

State Farm International Life Insurance Company Ltd.

SFILIC is a stock life insurance company organized and licensed as a long-term insurer under the laws of Bermuda. SFILIC is licensed to write life insurance and annuity policies within Canada in the provinces of Alberta, New Brunswick and Ontario. SFILIC does not prepare a U.S. GAAP financial statement, therefore, in accordance with prescribed statutory accounting guidance it is non-admitted and has a book/adjusted carrying value of zero.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Noninsurance Affiliate

State Farm Realty Mortgage LLC	2008	2007
Admitted assets	$349,683	$295,929
Liabilities	85	478
Capital and surplus	349,598	295,451

Net income	22,620	9,646

State Farm Realty Mortgage LLC (SFRM), a non-insurance affiliate of the Company through a direct 100% ownership, was formed in 2006. SFRM invests in commercial loans collateralized by real property in the State of New York.

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31, were as follows:

	2008	2007	2006
Bonds	$1,676,592	$1,599,645	$1,582,900
Mortgage loans	366,825	356,723	343,157
Premium notes, policy loans and liens	217,075	204,915	194,632
Cash, cash equivalents, and short-term investments	13,922	11,007	15,106
Preferred stock	57	6	9
Unaffiliated common stocks	59,956	57,110	50,575
Other	17,736	15,153	(1,193)

Gross investment income	2,352,163	2,244,559	2,185,186
Investment expenses	(20,593)	(20,915)	(19,610)

Net investment income	$2,331,570	$2,223,644	$2,165,576

H.    Fair Value of Measurements

Financial statements prepared in accordance with generally accepted accounting principles (GAAP) are required to conform to Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. FAS 157 defines fair value as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principle or most advantageous market of the investment. The Company’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1	–	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2	–	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3	–	Unobservable inputs including the Company’s own assumptions in determining the fair value of investments.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at lower of amortized cost or market.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Stocks—unaffiliated common	$1,822,297	$1,806,451	$15,846	$—
Short-term investments Money market funds	298,317	298,317	—	—
Separate Accounts	1,017,879		1,017,879

Total	$3,138,493	$2,104,768	$1,033,725	$—

Level 1 Measurements

Level 1 assets include actively-traded exchange-listed equity securities and short-term money market mutual funds. Valuations are based upon unadjusted quoted exchange prices for equity securities and quoted net asset value for actively-traded money market funds.

Level 2 Measurements

Equity Securities. These assets consists of equity securities that are valued by the Securities Valuation Office (SVO). SVO valuations are based upon price quotes from multiple financial institutions approved by the SVO.

Separate Accounts. These assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Assets measured at fair value on a nonrecurring basis are summarized below:

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Bonds	$132,467	$—	$132,467	$—
Mortgages	20,375	—	20,375	—

Total	$152,842	$—	$152,842	$—

Level 2 Measurements

Bonds. These assets include below investment grade bonds that have fair values below amortized cost as well as bonds that have been impaired at the reporting date. SVO valuations are used for such bonds when available. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. When no SVO price is available an evaluated price is provided by a pricing vendor based on observable market data. Typical inputs to models used by pricing vendors include but are not limited to benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Mortgage Loans. Mortgage loan assets uses a pricing model to estimate the fair value of mortgages by discounting future cash flows at estimated market interest rates. These market rates are derived from market comparables with occupancy, age of the building, and tenancy used as the comparable factor.

4.    Separate Accounts

Information regarding the Separate Accounts of the Company for 2008, 2007, and 2006 is as follows:

	2008
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$116,199	$116,199
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	861,663	861,663
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$861,663	$861,663

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	847,547	847,547
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	847,547	847,547
Not subject to discretionary withdrawal	—	—	—	14,116	14,116

Total	$—	$—	$—	$861,663	$861,663

Reconciliation of Net Transfers to or (from) separate accounts:

2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$118,420
Transfers from separate accounts	(159,505)

Net transfers to separate accounts	$(41,085)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(19)
Transfers as reported in the Statements of Operations	$(41,104)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$147,280	$147,280
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,331,648	1,331,648
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,331,648	$1,331,648

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	1,316,502	1,316,502
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	1,316,502	1,316,502

Not subject to discretionary withdrawal	—	—	—	15,146	15,146

Total	$—	$—	$—	$1,331,648	$1,331,648

Reconciliation of Net Transfers to or (from) separate accounts:

2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$149,028
Transfers from separate accounts	(152,738)

Net transfers to separate accounts	$(3,710)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(17)

Transfers as reported in the Statements of Operations	$(3,727)

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Reconciliation of Net Transfers to or (from) separate accounts:

2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$149,960
Transfers from separate accounts	(129,564)

Net transfers to separate accounts	$20,396

Reconciling adjustments:
Transfers on account of deposit-type contracts	$66

Transfers as reported in the Statements of Operations	$20,462

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-term Investments

Fair values were determined by the SVO of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Mortgage Loans

Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Preferred Stocks and Unaffiliated Common Stocks

Fair values were determined by the SVO of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Cash and Cash Equivalents

The carrying amount is a reasonable estimate of fair value.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.

Advance Premiums

Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

Policy Loans

Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

The estimated fair values and statement values of the Company’s financial instruments as of December 31 were as follows:

	2008		2007
	Fair Value	Statement Value	Fair Value	Statement Value
Financial assets:
Bonds	$30,666,823	$30,698,175	$29,309,209	$28,724,702
Mortgage loans	5,520,177	5,660,184	6,117,953	5,603,848
Preferred stock	278	400	1,216	1,306
Unaffiliated common stock	1,822,297	1,822,297	2,792,616	2,792,616
Cash (Overdraft)	(13,740)	(13,740)	(19,938)	(19,938)
Cash equivalents	443,901	443,901	138,525	138,525
Short-term investments	298,317	298,317	36,145	36,145
Separate accounts	1,017,879	1,017,879	1,598,995	1,598,995
Financial liabilities:
Structured annuity reserves and other similar items	$484,399	$476,460	$502,967	$485,988
Deferred annuity reserves	4,268,944	4,387,633	3,623,747	3,666,370
Advance premiums	54,775	54,894	57,456	57,631
Settlement options without life contingencies	1,736,825	1,736,825	1,594,287	1,594,287
Separate accounts	884,456	884,456	1,367,039	1,367,039

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2008 and 2007, the Company had $69,620,212 and $72,152,918, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $149,935 and $138,098 at December 31, 2008 and 2007, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Other Reserve Changes

On January 1, 2007, the Company transferred its Canadian insurance business (including assets, liabilities and insurance policies) to SFILIC, a wholly owned subsidiary of the Company. Under the Business Transfer and Assumption Reinsurance Agreement, the Company transferred C$557,932 of aggregate reserves for life contracts.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2008 and 2007 are as follows:

	2008
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,245,935	9.5
At book value less surrender charge of 5% or more	153,889	1.2
At fair value	608,705	4.7

Subtotal	2,008,529	15.4

At book value without adjustment (minimal or no charge or adjustment)	9,774,807	74.7
Not subject to discretionary withdrawal	1,299,339	9.9

Total (gross)	$13,082,675	100.0

Reinsurance ceded	—

Total (net)*	$13,082,675

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$5,302,658
Supplementary contracts with life contingencies total (net)		65,930
Disability-active lives (net)		477
Disability-disabled lives (net)		1,315
Deposit-type contracts		7,103,040

Subtotal		12,473,420

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		609,222
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		33

Subtotal		609,255

Total annuity actuarial reserves and deposit-type contract liabilities		$13,082,675

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$339,817	2.7
At book value less surrender charge of 5% or more	238,852	1.9
At fair value	958,701	7.7

Subtotal	1,537,370	12.3

At book value without adjustment (minimal or no charge or adjustment)	9,620,176	77.3
Not subject to discretionary withdrawal	1,293,320	10.4

Total (gross)	$12,450,866	100.0

Reinsurance ceded	—

Total (net)*	$12,450,866

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$4,530,623
Supplementary contracts with life contingencies total (net)		64,982
Disability-active lives (net)		511
Disability-disabled lives (net)		1,444
Deposit-type contracts		6,893,900

Subtotal		11,491,460

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		959,345
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		61

Subtotal		959,406

Total annuity actuarial reserves and deposit-type contract liabilities		$12,450,866

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

C.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations are as follows, as of:

	December 31, 2008		December 31, 2007
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	712	318	709	411
Ordinary renewal	68,071	55,268	71,349	57,669
Annuity new business	—	—	—	—
Annuity renewal	2	1	3	2
Credit life	—	—	—	—
Group life	4,859	4,859	4,587	4,587
Group annuity	—	—	—	—

Total	$73,644	$60,446	$76,648	$62,669

7.    Federal Income Taxes

The components of the net deferred tax asset/liability at December 31, 2008 and 2007 were as follows:

	2008	2007
Gross deferred tax assets (admitted and nonadmitted)	$1,213,760	$1,117,214
Gross deferred tax liabilities	(59,086)	(385,314)

Net deferred tax assets	1,154,674	731,900
Total deferred tax assets nonadmitted in accordance with SSAP 10	836,931	423,158

Admitted deferred tax assets	$317,743	$308,742

Increase (decrease) in deferred tax assets nonadmitted	$413,773	$(42,165)

The components of incurred income tax expense are as follows:

	2008	2007	2006
Current income taxes incurred consist of the following major components:
Current income tax expense	$250,781	$268,843	$233,411
Adjustments to prior year taxes	(11,768)	(9,257)	(4,672)

Combined income taxes incurred	239,013	259,586	228,739

Tax (benefit) on capital gains (losses)	(23,432)	24,386	(6,870)

Current income taxes incurred	$215,581	$283,972	$221,869

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and the deferred tax liabilities as of December 31, 2008 and 2007 are as follows:

	2008	2007	Change
DTAs Resulting from Book/Tax Differences in:
Insurance liabilities	$401,463	$386,231	$15,232
Deferred acquisition costs	372,889	353,158	19,731
Apportioned dividends	198,190	192,356	5,834
Invested assets	54,895	24,475	30,420
Agent benefits	66,595	65,287	1,308
Employee benefits	115,243	91,470	23,773
Other	4,485	4,237	248

Gross DTAs	$1,213,760	$1,117,214	$96,546

DTAs nonadmitted	$836,931	$423,158	$413,773
DTLs Resulting from Book/Tax Differences in:
Invested assets	$(34,062)	$(360,844)	$326,782
Deferred premiums	(20,668)	(21,782)	1,114
Other	(4,356)	(2,688)	(1,668)

Gross DTLs	$(59,086)	$(385,314)	$326,228

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the financial statements):

	December 31,
	2008	2007	Change
Total deferred tax assets	$1,213,760	$1,117,214	$96,546
Total deferred tax liabilities	59,086	385,314	326,228

Net deferred tax asset (liability)	$1,154,674	$731,900	422,774

Tax effect of unrealized gains (losses)			328,832

Change in net deferred income tax			$93,942

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2008
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$566,119
Capital gain (loss) before tax	(162,350)

Income before taxes	$403,769	$141,319	35.00%
Dividends received deduction	(2,113)	(739)	-0.18%
Dividends received deduction—Separate Accounts	(5,803)	(2,031)	-0.50%
IMR amortization	(936)	(328)	-0.08%
Foreign taxes	(3,044)	(1,065)	-0.26%
Change in nonadmitted assets	(439)	(153)	-0.04%
Prior year adjustment	(13,066)	(4,573)	-1.13%
Other	(30,830)	(10,791)	-2.68%

Total	$347,538	$121,639	30.13%

Federal income tax incurred		239,013	59.20%
Capital gain (loss) taxes incurred		(23,432)	-5.80%
Change in net deferred income tax		(93,942)	-23.27%

Total statutory income taxes		$121,639	30.13%

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

	2007
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$608,644
Capital gain (loss) before tax	39,315

Income before taxes	$647,959	$226,786	35.00%
Dividends received deduction	(1,962)	(687)	-0.11%
Dividends received deduction—Separate Accounts	(4,868)	(1,704)	-0.26%
IMR amortization	(4,640)	(1,624)	-0.25%
Foreign taxes	(2,450)	87	0.01%
Change in nonadmitted assets	248	(857)	-0.13%
Prior year adjustment	42,927	15,024	2.32%
Other	26,580	9,303	1.44%

Total	$703,794	$246,328	38.02%

Federal income tax incurred		259,586	40.06%
Capital gain (loss) taxes incurred		24,386	3.76%
Change in net deferred income tax		(69,472)	-10.72%
Business Transfer and Assumption Reinsurance		31,828	4.92%

Total statutory income taxes		$246,328	38.02%

	2006
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$587,518
Capital gain (loss) before tax	7,950

Income before taxes	$595,468	$208,414	35.00%
Dividends received deduction	(1,699)	(595)	-0.10%
Dividends received deduction—Separate Accounts	(5,610)	(1,964)	-0.33%
IMR amortization	(11,786)	(4,125)	-0.69%
Foreign taxes	2,528	884	0.15%
Change in nonadmitted assets	(284)	(99)	-0.02%
Prior year adjustment	33,680	11,788	1.98%
Other	2,903	1,016	0.17%

Total	$615,200	$215,319	36.16%

Federal income tax incurred		228,739	38.41%
Capital gain (loss) taxes incurred		(6,870)	-1.15%
Change in net deferred income tax		(6,550)	-1.10%

Total statutory income taxes		$215,319	36.16%

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

As of December 31, 2008, 2007, and 2006, the Company had no operating loss carryforwards.

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses:

2008	$250,100
2007	$264,766
2006	$207,731

Financial Interpretation No. 48 “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (FIN 48) provides guidance on disclosure of uncertain tax positions. The Company has not taken any position that would require disclosure under the new guidance.

SFMAIC and its affiliated companies file a consolidated federal income tax return. A petition has been filed in the U.S. Tax Court relating to the 1996, 1997, 1998 and 1999 returns, and an administrative appeal for tax years 2000 through 2004 is currently pending. Returns for 2005 and 2006 are currently under examination. The eventual resolution of the issues is not expected to have a material adverse effect on surplus of the Company.

The Company and its affiliates file various state income tax returns and those state returns remain subject to examination from 1996 to present in conjunction with the results of federal examinations, litigation, and appeals for those years.

8.    Benefit Plans

A.    Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company’s share of the remaining transition obligation for these potential benefits was $10,465 and $13,081 at December 31, 2008 and 2007, respectively.

The effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 on the U.S. Employee and Agent Plans are included in the post-career net periodic benefit cost and unfunded post-career benefit obligation.

The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2008, 2007, and 2006 was $29,322, $33,584, and $30,126, respectively.

At December 31, 2008 and 2007, the Company’s share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $248,898 and $225,337, respectively.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

B.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. The Company accrues agent termination benefit liabilities and costs in accordance with SAP 89. During 2008, the Company refined the actuarial calculations by including a long-term premium growth assumption in the expense and liability valuation. Long-term premium growth rates were based on historical trends in the agents’ compensation levels. Benefits are paid from the Company’s general assets.

A summary of obligations and assumptions related to agent termination benefits are as follows at December 31, 2008 and December 31, 2007, respectively:

	Agent Termination Benefits Plan
	2008	2007
Change in benefit obligation:
Benefit obligation at beginning of year	$150,410	$147,655
Current year expense	22,812	8,938
Unrecognized actuarial losses	44,008	—
Benefits paid	(7,273)	(6,183)

Benefit obligation at end of year	$209,957	$150,410

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$—
Company contributions	7,273	6,183
Benefits paid	(7,273)	(6,183)

Fair value of plan assets at end of year	$—	$—

Funded status	$(209,957)	$(150,410)
Unrecognized net loss	44,008	—

Accrued liability	$(165,949)	$(150,410)
Accumulated benefit obligations for vested agents	$163,474	$150,410
Benefit obligation for nonvested agents
Projected Benefit Obligation	$102,885	$40,513
Accumulated Benefit Obligation	$28,857	$40,513
Weighted-average assumptions used to determine net periodic cost as of January 1:
Discount rate	6.27%	6.27%
Expected long-term rate of return on plan assets	N/A	N/A
Rate of compensation increase	2% - 21%*	0.00%
Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	6.18%	6.27%
Rate of compensation increase	2% - 21%*	0.00%

*	Compensation is based on a service-based scale using ten years of historical renewal commissions data.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2009	$7,556
2010	$8,435
2011	$9,388
2012	$10,429
2013	$11,252
2014-2018	$72,354

9.    Other Related Party Transactions

SFMAIC and some of its affiliates (“companies”) purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $582,628 and $585,643 at December 31, 2008 and 2007, respectively. Should the Company fail to perform under these contracts, the companies would remain contingently liable.

In 2008 and 2007, the Company reported dividends to stockholders of $480. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, September 30 and December 31, 2008 and 2007. In 2006 the Company reported dividends to stockholders of $9,347. Cash dividends of $120 were declared in each of the quarters ending March 31, June 30, and December 31, 2006. Cash dividends of $8,987 were declared for the quarter ending September 30, 2006. The incremental increase in cash dividends declared and paid during the quarter ending September 30, 2006 was related to the suspension of the Phase III tax under Internal Revenue Code Section 815. The American Jobs Creation Act of 2004 suspended the Phase III tax for 2006.

The Company has no direct employees. The Company is a party to various servicing and cost allocation agreements with its affiliates, which involve the sharing of certain services, facilities, personnel and marketing costs, among others. As a result of these agreements, the Company reported $0 and $16 as a receivable due from affiliates, and $53,658 and $58,465 as a payable due to affiliates at December 31, 2008 and December 31, 2007, respectively. The terms of settlement require that these amounts be settled within sixty (60) days. Shared expenses are allocated among State Farm affiliates based on surveys and usage studies. Total expenses allocated to the Company from the affiliates were $645,574 and $618,864 during 2008 and 2007, respectively.

As of December 31, 2008 and 2007, the Company’s federal income tax payable to affiliates was $115,961 and $46,570, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage cash equivalents. At December 31, 2008 and 2007, the Company was an active participant in the pool.

The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (in thousands)

Rental expense for real estate for 2008, 2007, and 2006 was $26,718, $25,804, and $25,452, respectively. Rental expense for leased computer and other equipment for 2008, 2007, and 2006, was $4,813, $5,380, and $7,761, respectively.

Effective January 1, 2007, the Company and SFILIC entered into a yearly renewable term reinsurance agreement. The Company provides coverage, on a per life basis, for policy amounts in excess of C$1,000,000. This reinsurance agreement applies to all life insurance policies and waiver benefits, and riders which are issued on or after the effective date. Premiums assumed under the agreement with SFILIC were not material in 2008 and 2007.

10.    Contingent Liabilities

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors on Supplemental Financial Information

To the Board of Directors of

State Farm Life Insurance Company:

The report on our audit of the basic statutory basis financial statements (the “financial statements”) of State Farm Life Insurance Company (the “Company”) as of December 31, 2008 and for the year then ended is presented on page one of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories of the Company as of December 31, 2008 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2008 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.

February 18, 2009

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (amounts in thousands)

December 31, 2008

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$193,471
Other bonds (unaffiliated)	1,483,121
Preferred stock (unaffiliated)	57
Common stocks (unaffiliated)	59,956
Mortgage loans	366,825
Premiums notes, policy loans and liens	217,075
Cash, cash equivalents, and short-term investments	13,922
Other invested assets	17,736

Gross investment income	$2,352,163

Mortgage loans—book value
Residential mortgages	$26
Commercial mortgages	5,660,158

Total mortgage loans	$5,660,184

Mortgage loans by standing—book value:
Good standing	$5,643,349

Good standing with restructured terms	$16,835

Overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities, Continued (amounts in thousands)

December 31, 2008

Other long-term assets—statement value	$349,598

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,308

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$1,906,939
Over 1 year through 5 years	10,162,928
Over 5 years through 10 years	15,822,305
Over 10 years through 20 years	2,824,210
Over 20 years	280,110

Total by maturity	$30,996,492

Bond by class—statement value
Class 1	$25,160,793
Class 2	5,462,037
Class 3	276,682
Class 4	33,203
Class 5	59,839
Class 6	3,938

Total by class	$30,996,492

Total bonds and short-term investments publicly traded	$26,680,406

Total bonds and short-term investments privately placed	$4,316,086

Preferred stocks—statement value	$400

Unaffiliated common stocks—market value	$1,822,297

Short term investments—book value	$298,317

Cash on deposit	$(13,740)

Cash equivalents	$443,901

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities, Continued (amounts in thousands)

December 31, 2008

Life insurance in force (000):
Ordinary	$641,555

Credit life	$142

Group life	$13,116

Amount of accidental death insurance in force under ordinary policies	$5,769

Amount of life insurance with disability provisions in force:
Ordinary	$361,258

Group life	$13,360

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$1,156,768

Income payable	$3,433

Ordinary—involving life contingencies:
Income payable	$7,657

Annuities:
Ordinary:
Immediate—amount of income payable	$207,200

Deferred—fully paid account balance	$4,984,905

Deferred—not fully paid—account balance	$405

Deposit funds and dividend accumulations:
Deposit funds—account balance	$66,893

Dividend accumulations—account balance	$4,820,136

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule

December 31, 2008

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
1. Bonds:
1.1 U.S. treasury securities	$1,545,697,709	3.619	$1,545,697,709	3.619
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	1,019,445,603	2.387	1,019,445,603	2.387
1.22 Issued by U.S. government sponsored agencies	1,002,807,524	2.348	1,002,807,524	2.348
1.3 Foreign government (including Canada, excluding mortgage-backed securities)	77,214,388.181		77,214,388.181
1.4 Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
1.41 States, territories, and possessions and general obligations	403,550,411.945		403,550,411.945
1.42 Political subdivisions of states, territories and possessions and political subdivision general obligations	196,186,833.459		196,186,833.459
1.43 Revenue and assessment obligations	267,012,463.625		267,012,463.625
1.44 Industrial development and similar obligations	—	—	—	—
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA	1,419,035.003		1,419,035.003
1.512 Issued or guaranteed by FNMA and FHLMC	74,484,722.174		74,484,722.174
1.513 All Other	—	—	—	—
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	6,450,619,022	15.103	6,450,619,022	15.103
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in Line 1.521	—	—	—	—
1.523 All Other	956,823,701	2.240	956,823,701	2.240
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	15,677,541,113	36.706	15,677,541,113	36.706
2.2 Unaffiliated foreign securities	3,025,372,677	7.083	3,025,372,677	7.083
2.3 Affiliated securities	—	—	—	—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule, Continued

December 31, 2008

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
3. Equity interests:
3.1 Investments in mutual funds	—	—	—	—
3.2 Preferred stocks:
3.21 Affiliated	—	—	—	—
3.22 Unaffiliated	400,000.001		400,000.001
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated	—	—	—	—
3.32 Unaffiliated	1,822,296,870	4.267	1,822,296,870	4.267
3.4 Other equity securities:
3.41 Affiliated	8,308,050.019		8,308,050.019
3.42 Unaffiliated	—	—	—	—
3.5 Other equity interests including tangible personal property under leases:
3.51 Affiliated	—	—	—	—
3.52 Unaffiliated	—	—	—	—
4. Mortgage loans:
4.1 Construction and land development	—	—	—	—
4.2 Agricultural	—	—	—	—
4.3 Single family residential properties	25,615	—	25,615	—
4.4 Multifamily residential properties	—	—	—	—
4.5 Commercial loans	5,660,157,947	13.252	5,660,157,947	13.252
4.6 Mezzanine real estate loans
5. Real estate investments:
5.1 Property occupied by company	—	—	—	—
5.2 Property held for production of income (including $ of property acquired in satisfaction of debt)	—	—	—	—
5.3 Property held for sale (including $ property acquired in satisfaction of debt)	—	—	—	—
6. Contract loans	3,443,423,065	8.062	3,443,423,065	8.062
7. Receivables for securities	507,623.001		507,623.001
8. Cash, cash equivalents and short-term investments	728,478,354	1.706	728,478,354	1.706
9. Other invested assets	349,598,428.819		349,598,428.819

10. Total invested assets	$42,711,371,151	100.000	$42,711,371,151	100.000

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2008

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1 through 4, 11, 13 through 17, 19 and if applicable, 20 through 24. Answer each of interrogatories 5 through 10 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 4 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 12 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 11 equals or exceeds 2.5% of the reporting entity’s total admitted assets. Answer interrogatory 18 only if the reporting entity’s aggregate holding in the gross investment category addressed in interrogatory 17 equals or exceeds 2.5% of the reporting entity’s total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$43,612,982,935
2.	Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets

2.01	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$443,900,695	1.0%
2.02	STATE FARM REALTY MORTGAGE LLC	LLC	$349,598,428	0.8%
2.03	IL ST OF	Bonds	$232,715,388	0.5%
2.04	PROCTER & GAMBLE CO	Bonds, Common Stock	$214,879,828	0.5%
2.05	JOHNSON & JOHNSON	Bonds, Common Stock	$201,294,831	0.5%
2.06	WAL-MART STORES	Bonds, Common Stock	$199,962,165	0.5%
2.07	DUPONT EI DE NEMOURS	Bonds, Common Stock	$185,959,239	0.4%
2.08	EMERSON ELECTRIC CO	Bonds, Common Stock	$184,895,194	0.4%
2.09	DREYFUS	Money Market Mutual Fun	$180,682,088	0.4%
2.10	MORGAN STANLEY CAPITAL 1	Bonds	$175,212,020	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$25,160,792,850	57.7%	3.07	P/RP-1	$—	0.0%
3.02	NAIC-2	$5,462,037,142	12.5%	3.08	P/RP-2	$400,000	0.0%
3.03	NAIC-3	$276,682,203	0.6%	3.09	P/RP-3	$—	0.0%
3.04	NAIC-4	$33,202,930	0.1%	3.10	P/RP-4	$—	0.0%
3.05	NAIC-5	$59,838,921	0.1%	3.11	P/RP-5	$—	0.0%
3.06	NAIC-6	$3,938,439	0.0%	3.12	P/RP-6	$—	0.0%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [X]
4.02	Total admitted assets held in foreign investments	$2,671,288,214	6.1%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10	$0	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$2,670,101,325	6.1%
5.02	Countries rated NAIC-2	$0	0.0%
5.03	Countries rated NAIC-3 or below	$1,186,889	0.0%

6.	Two largest foreign investment exposures in a single country, categorized by NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
6.01	Country: Great Britain	$687,390,803	1.6%
6.02	Country: Germany	$460,967,159	1.1%

	Countries rated NAIC-2:
6.03	Country:	$0	0.0%
6.04	Country:	$0	0.0%

	Countries rated NAIC-3 or below:
6.05	Country: Panama	$1,186,889	0.0%
6.06	Country:	$0	0.0%

	1	2
7. Aggregate unhedged foreign currency exposure	$ 0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

		1	2
8.01	Countries rated NAIC-1	$0	0.0%
8.02	Countries rated NAIC-2	$0	0.0%
8.03	Countries rated NAIC-3 or below	$0	0.0%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Countries rated NAIC-1:	1	2
9.01	Country:	$0	0.0%
9.02	Country:	$0	0.0%

	Countries rated NAIC-2:
9.03	Country:	$0	0.0%
9.04	Country:	$0	0.0%

	Countries rate NAIC-3 or below:
9.05	Country:	$0	0.0%
9.06	Country:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Rating	3	4
10.01	GLAXOSMITHKLINE	Bond 1	$103,273,315	0.2%
10.02	AMERICAN HONDA FINANCE	Bond 1	$101,941,472	0.2%
10.03	DAIMLERCHRYSLER NA	Bond 1	$89,923,542	0.2%
10.04	CRH AMERICA INC	Bond 2	$89,307,399	0.2%
10.05	SHELL INTL FIN BV	Bond 1	$74,841,631	0.2%
10.06	ASTRAZENECA PLC	Bond 1, Common Stock	$74,119,860	0.2%
10.07	SANDVIK TREASURY AB	Bond 1	$64,139,643	0.1%
10.08	BP CAPITAL MARKETS PLC	Bond 1	$58,956,491	0.1%
10.09	VODAFONE GROUP PLC	Bond 1	$54,774,166	0.1%
10.10	DEUTSCHE TELEKOM INTERNATIONAL	Bond 2	$48,630,081	0.1%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

12. Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

	1 Name of Issuer	2	3
13.02	STATE FARM REALTY MORTGAGE LLC	$349,598,428	0.8%
13.03	EXXON MOBIL CORP	$142,302,244	0.3%
13.04	PROCTER & GAMBLE CO	$80,095,785	0.2%
13.05	JOHNSON & JOHNSON	$70,491,108	0.2%
13.06	WAL-MART STORES	$63,770,492	0.1%
13.07	IBM CORP	$44,172,638	0.1%
13.08	MICROSOFT CORP	$43,443,054	0.1%
13.09	GEN ELEC CO	$43,097,832	0.1%
13.10	HEWLETT-PACKARD CO	$42,899,752	0.1%
13.11	NESTLE SA RGSTR ADR	$42,126,940	0.1%

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [X ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial	$65,000,000	0.1%
16.03	Commercial	$51,807,493	0.1%
16.04	Commercial	$47,500,000	0.1%
16.05	Commercial	$42,000,000	0.1%
16.06	Commercial	$40,000,000	0.1%
16.07	Commercial	$37,800,000	0.1%
16.08	Commercial	$37,500,000	0.1%
16.09	Commercial	$36,790,000	0.1%
16.10	Commercial	$36,677,196	0.1%
16.11	Commercial	$35,153,396	0.1%
Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:		Loans

16.12	Construction Loans	$4,011,231	0.0%
16.13	Mortgage loans over 90 days past due	$—	0.0%
16.14	Mortgage loans in the process of foreclosure	$—	0.0%
16.15	Mortgage loans foreclosed	$6,826,235	0.0%
16.16	Restructured mortgage loans	$16,835,000	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.02	Above 95%	$—	0.0%	$20,177,640	0.0%	$—	0.0%
17.03	91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%
17.04	81% to 90%	$—	0.0%	$45,242,372	0.1%	$—	0.0%
17.05	71% to 80%	$—	0.0%	$831,418,298	1.9%	$—	0.0%
17.06	Below 70%	$25,615	0.0%	$4,763,319,637	10.9%	$—	0.0%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported in Schedule A, excluding property occupied by the company, less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2008

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [X] No [ ]

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$0	0.0%	$0	$0	$0
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company Variable Annuity Separate Account

Report on Audits of Financial Statements

As of December 31, 2008 and for the

two years ended December 31, 2008

State Farm Life Insurance Company

Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance

Company and Contract Owners of the State Farm Life

Insurance Company Variable Annuity Separate Account:

In our opinion, the accompanying statements of assets and contract owners’ equity and surplus and the related statements of operations and changes in contract owners’ equity and surplus and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the State Farm Life Insurance Company Variable Annuity Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small/Mid Cap Equity Subaccount, and the International Equity Subaccount thereof) at December 31, 2008, and the results of each of their operations for the year then ended, and the changes in each of their contract owners’ equity and surplus for each of the two years in the period ended December 31, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2008 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.

February 18, 2009

F-1

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Assets and Contract Owners’ Equity and Surplus

December 31, 2008

ASSETS

Investments at market value:
State Farm Variable Product Trust Funds:
Large Cap Equity Index Fund, 23,065,913 shares (cost $ 278,346,248)	$208,412,483
Small Cap Equity Index Fund, 15,709,225 shares (cost $ 150,691,378)	108,243,589
Bond Fund, 10,632,431 shares (cost $ 105,121,752)	103,191,448
Money Market Fund, 40,742,459 shares (cost $ 40,742,459)	40,741,576
International Equity Index Fund, 14,139,270 shares (cost $ 156,754,711)	132,166,482
Stock and Bond Balanced Fund, 5,031,031 shares (cost $ 56,009,485)	49,123,794
Large Cap Equity Fund, 2,475,970 shares (cost $ 24,772,299)	13,844,596
Small/Mid Cap Equity Fund, 2,124,240 shares (cost $ 21,435,138)	12,742,080
International Equity Fund, 1,984,734 shares (cost $ 21,195,539)	12,994,324

Total assets	$681,460,372

CONTRACT OWNERS’ EQUITY AND SURPLUS

Contract owners’ equity and surplus:
Contract owners’ equity	$614,748,865
Surplus contributed	66,711,507

Total contract owners’ equity and surplus	$681,460,372

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Operations

For the Year Ended December 31, 2008

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Investment income:
Dividend income	$6,316,271	$9,905,765	$5,229,607	$852,680	$7,154,774	$2,357,745	$451,190	$317,181	$468,387
Expenses:
Mortality and expense risk charges	3,378,271	1,589,472	1,288,658	476,184	1,700,016	718,625	88,323	64,016	53,681

Net investment income (loss)	2,938,000	8,316,293	3,940,949	376,496	5,454,758	1,639,120	362,867	253,165	414,706

Realized gain (loss) on investments	(5,509,505)	(3,143,573)	(682,753)	—	(2,383,016)	(477,689)	(820,434)	(422,509)	(719,200)
Change in unrealized appreciation (depreciation), net	(130,163,017)	(64,694,095)	(3,688,967)	(4)	(104,362,129)	(17,717,985)	(9,394,399)	(10,269,191)	(11,685,370)

Net realized and unrealized gain (loss) on investments	(135,672,522)	(67,837,668)	(4,371,720)	(4)	(106,745,145)	(18,195,674)	(10,214,833)	(10,691,700)	(12,404,570)

Net increase (decrease) in contract owners’ equity and surplus from operations	$(132,734,522)	$(59,521,375)	$(430,771)	$376,492	$(101,290,387)	$(16,556,554)	$(9,851,966)	$(10,438,535)	$(11,989,864)

The accompanying notes are an integral part of the financial statements.

F-3

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity and Surplus

For the Year Ended December 31, 2008

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income	$2,938,000	$8,316,293	$3,940,949	$376,496	$5,454,758	$1,639,120	$362,867	$253,165	$414,706

Realized gain (loss) on investments	(5,509,505)	(3,143,573)	(682,753)	—	(2,383,016)	(477,689)	(820,434)	(422,509)	(719,200)
Change in unrealized appreciation (depreciation), net	(130,163,017)	(64,694,095)	(3,688,967)	(4)	(104,362,129)	(17,717,985)	(9,394,399)	(10,269,191)	(11,685,370)

Net realized and unrealized gain (loss) on investments	(135,672,522)	(67,837,668)	(4,371,720)	(4)	(106,745,145)	(18,195,674)	(10,214,833)	(10,691,700)	(12,404,570)

Net increase (decrease) in contract owners’ equity surplus from operations	(132,734,522)	(59,521,375)	(430,771)	376,492	(101,290,387)	(16,556,554)	(9,851,966)	(10,438,535)	(11,989,864)

Contract owners’ equity transactions:
Proceeds from units purchased	17,480,188	7,432,779	6,153,818	2,727,762	7,974,646	3,523,249	1,448,121	947,704	715,747
Transfers (net) including transfers (to) or from fixed account	(7,795,053)	(3,600,787)	(2,204,152)	6,323,749	(1,849,805)	(2,390,036)	167,035	590,023	(520,489)
Payments for surrenders and other redemptions	(33,799,800)	(15,944,525)	(15,474,083)	(8,416,283)	(16,437,574)	(8,547,661)	(840,672)	(482,225)	(568,385)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(24,114,665)	(12,112,533)	(11,524,417)	635,228	(10,312,733)	(7,414,448)	774,484	1,055,502	(373,127)

Total increase (decrease) in contract owners’ equity and surplus	(156,849,187)	(71,633,908)	(11,955,188)	1,011,720	(111,603,120)	(23,971,002)	(9,077,482)	(9,383,033)	(12,362,991)
Contract owners’ equity and surplus:
Beginning of year	365,261,670	179,877,497	115,146,636	39,729,856	243,769,602	73,094,796	22,922,078	22,125,113	25,357,315

End of year	$208,412,483	$108,243,589	$103,191,448	$40,741,576	$132,166,482	$49,123,794	$13,844,596	$12,742,080	$12,994,324

The accompanying notes are an integral part of the financial statements.

F-4

State Farm Life Insurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity and Surplus, Continued

For the Year Ended December 31, 2007

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income	$2,651,064	$13,455,802	$3,833,328	$1,371,168	$9,823,457	$1,195,564	$1,772,390	$2,113,313	$2,686,216

Realized gain (loss) on investments	455,559	112,987	(229,617)	—	947,258	182,259	(39,548)	(25,952)	(20,418)
Change in unrealized appreciation (depreciation), net	11,498,158	(19,476,978)	2,076,158	(879)	9,887,418	1,873,364	(3,556,422)	470,108	(333,281)

Net realized and unrealized gain (loss) on investments	11,953,717	(19,363,991)	1,846,541	(879)	10,834,676	2,055,623	(3,595,970)	444,156	(353,699)

Net increase (decrease) in contract owners’ equity surplus from operations	14,604,781	(5,908,189)	5,679,869	1,370,289	20,658,133	3,251,188	(1,823,580)	2,557,469	2,332,517

Contract owners’ equity transactions:
Proceeds from units purchased	25,663,193	10,955,207	8,810,901	4,470,491	11,716,590	4,912,994	4,246,739	2,243,882	2,014,538
Transfers (net) including transfers (to) or from fixed account	(3,934,078)	(1,835,196)	2,329,205	1,010,180	(1,589,913)	(423,016)	797,855	1,821,029	876,836
Payments for surrenders and other redemptions	(35,140,809)	(17,544,089)	(11,235,927)	(5,583,846)	(17,640,143)	(6,978,985)	(350,185)	(217,847)	(304,158)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(13,411,695)	(8,424,078)	(95,821)	(103,175)	(7,513,466)	(2,489,007)	4,694,409	3,847,064	2,587,216

Total increase (decrease) in contract owners’ equity and surplus	1,193,086	(14,332,267)	5,584,048	1,267,114	13,144,667	762,181	2,870,829	6,404,533	4,919,733
Contract owners’ equity and surplus:
Beginning of year	364,068,584	194,209,764	109,562,588	38,462,742	230,624,935	72,332,615	20,051,249	15,720,580	20,437,582

End of year	$365,261,670	$179,877,497	$115,146,636	$39,729,856	$243,769,602	$73,094,796	$22,922,078	$22,125,113	$25,357,315

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sells a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable annuity product during September, 2008; however, the Company will continue to administer the existing book of variable annuity contracts.

Sponsor Transactions

As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which are subject to the same valuation procedures as the contract owners’ units. The market value of the Company’s investment in the Separate Account as surplus contributed was $66,711,507 and $115,977,584 at December 31, 2008 and 2007, respectively.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the “Trust”) at the fund’s net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the contract owners.

The accompanying notes are an integral part of the financial statements.

F-6

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

Fair Value

The Separate Account implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective January 1, 2008. FAS 157 defines fair value as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principle or most advantageous market of the investment. The effect of adopting FAS 157 was not material to the Separate Account’s financial position or results of operations. The Separate Account’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by FAS 157 which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1	–	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2	–	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3	–	Unobservable inputs including the Separate Account’s own assumptions in determining the fair value of investments.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Funds of the trust	$681,460,372	$—	$681,460,372	$—

Total	$681,460,372	$—	$681,460,372	$—

Level 2 Measurements

Separate Account assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the fund as of the beginning of the valuation date.

The accompanying notes are an integral part of the financial statements.

F-7

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the contract owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of contract owners’ accumulation units outstanding in the respective fund.

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Net transfers (to) from fixed account

Net transfers (to) from fixed account include transfers of all or part of the contract owners’ interest to or from another eligible subaccount from or to the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. As a result, actual results could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners’ portion of assets in the Separate Account. The charge may be adjusted after contract issue, but it is guaranteed not to exceed 1.25% of net assets. The death benefit guarantee risk charge covers the risk that the death benefit as defined will be greater than the accumulation

The accompanying notes are an integral part of the financial statements.

F-8

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

value. This could result from a decline in the value of the subaccounts due to market performance. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Total net assets allocated to annuitized contracts were $486,897 and $665,544 as of December 31, 2008 and 2007, respectively. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets. The disbursements for mortality and expense risk charges amounted to $9,357,246 and $11,410,681 during 2008 and 2007, respectively.

A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract. Total administrative fees earned by the Company were $2,151,273 and $2,279,835 during 2008 and 2007, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Contract Owners’ Equity and Surplus.

A surrender charge may be deducted in the event of a withdrawal or surrender to reimburse the Company for expenses incurred in connection with issuing a contract. The full surrender charge will be reduced during the first seven contract years until it reaches zero in the eighth contract year. Total surrender charges were $795,425 and $816,243 during 2008 and 2007, respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Contract Owners’ Equity and Surplus.

The Company reserves the right to deduct a $25 transfer processing fee for each subaccount transfer in excess of 12 during a policy year.

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2008 and 2007 are as follows:

	December 31, 2008			December 31, 2007
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	2,085,214	4,090,856	(2,005,642)	2,250,769	3,149,137	(898,368)
Small Cap Equity Index	870,790	1,695,709	(824,919)	900,639	1,373,938	(473,299)
Bond	1,051,363	1,845,043	(793,680)	1,068,889	1,074,624	(5,735)
Money Market	1,293,278	1,242,035	51,243	1,063,377	1,071,840	(8,463)
International Equity Index	948,151	1,676,696	(728,545)	964,138	1,381,975	(417,837)
Stock and Bond Balanced	451,111	1,022,350	(571,239)	476,171	644,431	(168,260)
Large Cap Equity	324,358	261,401	62,957	498,524	108,028	390,496
Small/Mid Cap Equity	307,429	203,876	103,553	396,807	80,822	315,985
International Equity	123,252	174,186	(50,934)	252,491	71,027	181,464

The accompanying notes are an integral part of the financial statements.

F-9

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008, by each subaccount are shown below:

	December 31, 2008
	Purchases	Sales
Large Cap Equity Index	$7,404,326	$28,580,991
Small Cap Equity Index	10,711,803	14,508,044
Bond	8,070,727	15,654,195
Money Market	8,241,901	7,230,177
International Equity Index	8,594,929	13,452,904
Stock and Bond Balanced	3,687,261	9,462,590
Large Cap Equity	2,376,764	1,239,413
Small/Mid Cap Equity	2,292,089	983,421
International Equity	1,347,829	1,306,250

Total	$52,727,629	$92,417,985

The accompanying notes are an integral part of the financial statements.

F-10

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

6.    Contract Owners’ Equity and Surplus

Contract owners’ equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.

At December 31, 2008 and 2007, the contract owners’ equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal contract owners’ equity because of rounding):

	December 31, 2008
	Contract Owners’ Equity		Contract Owners’ Equity	Surplus Contributed	Total Contract Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$9.23	22,599,233	$208,412,482	$—	$208,412,482
Small Cap Equity Index	11.03	9,120,208	100,613,139	7,630,450	108,243,589
Bond	14.68	7,035,042	103,191,448	—	103,191,448
Money Market	12.63	3,225,059	40,741,576	—	40,741,576
International Equity Index	10.48	9,589,642	100,460,856	31,705,627	132,166,483
Stock and Bond Balanced	11.26	4,359,733	49,123,730	64	49,123,794
Large Cap Equity	6.33	875,102	5,540,192	8,304,404	13,844,596
Small/Mid Cap Equity	6.73	589,272	3,965,921	8,776,159	12,742,080
International Equity	7.75	348,387	2,699,521	10,294,803	12,994,324

Total			$614,748,865	$66,711,507	$681,460,372

	December 31, 2007
	Contract Owners’ Equity		Contract Owners’ Equity	Surplus Contributed	Total Contract Owners’ Equity and Surplus
Subaccount	Unit Value	Units Outstanding
Large Cap Equity Index	$14.85	24,604,875	$365,261,670	$—	$365,261,670
Small Cap Equity Index	16.92	9,945,127	168,305,859	11,571,638	179,877,497
Bond	14.71	7,828,722	115,146,636	—	115,146,636
Money Market	12.52	3,173,816	39,729,856	—	39,729,856
International Equity Index	18.32	10,318,187	188,973,920	54,795,682	243,769,602
Stock and Bond Balanced	14.82	4,930,972	73,094,713	83	73,094,796
Large Cap Equity	10.87	812,145	8,827,266	14,094,812	22,922,078
Small/Mid Cap Equity	12.46	485,719	6,055,135	16,069,978	22,125,113
International Equity	14.80	399,321	5,911,924	19,445,391	25,357,315

Total			$971,306,979	$115,977,584	$1,087,284,563

The accompanying notes are an integral part of the financial statements.

F-11

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

7.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2008 are shown below.

	At December 31, 2008			For the Year Ended December 31, 2008
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	22,599,233	$286,837,077	$9.23	1.02%	1.15%	(37.85)%
Small Cap Equity Index	9,120,208	$144,060,543	$11.03	5.77%	1.15%	(34.81)%
Bond	7,035,042	$109,169,042	$14.68	3.61%	1.15%	(0.20)%
Money Market	3,225,059	$40,235,716	$12.63	0.94%	1.15%	0.88%
International Equity Index	9,589,642	$187,968,042	$10.48	2.90%	1.15%	(42.79)%
Stock and Bond Balanced	4,359,733	$61,109,295	$11.26	2.68%	1.15%	(24.02)%
Large Cap Equity	875,102	$18,383,337	$6.33	1.97%	1.15%	(41.77)%
Small/Mid Cap Equity*****	589,272	$17,433,597	$6.73	1.45%	1.15%	(45.99)%
International Equity	348,387	$19,175,820	$7.75	2.16%	1.15%	(47.64)%

	At December 31, 2007			For the Year Ended December 31, 2007
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	24,604,875	$364,665,127	$14.85	0.73%	1.15%	4.06%
Small Cap Equity Index	9,945,127	$187,043,631	$16.92	7.19%	1.15%	(3.31)%
Bond	7,828,722	$112,354,612	$14.71	3.41%	1.15%	5.22%
Money Market	3,173,816	$39,096,299	$12.52	3.51%	1.15%	3.56%
International Equity Index	10,318,187	$237,197,269	$18.32	4.14%	1.15%	8.79%
Stock and Bond Balanced	4,930,972	$72,713,706	$14.82	1.64%	1.15%	4.51%
Large Cap Equity	812,145	$21,486,664	$10.87	8.25%	1.15%	(7.65)%
Small/Mid Cap Equity*****	485,719	$18,922,847	$12.46	11.17%	1.15%	14.42%
International Equity	399,321	$22,897,449	$14.80	11.73%	1.15%	9.79%

	At December 31, 2006			For the Year Ended December 31, 2006
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	25,504,113	$343,518,568	$14.27	0.45%	1.15%	14.16%
Small Cap Equity Index	10,418,693	$182,954,836	$17.50	7.52%	1.15%	16.36%
Bond	7,834,746	$108,028,837	$13.98	3.29%	1.15%	3.10%
Money Market	3,182,333	$37,211,879	$12.09	3.34%	1.15%	3.42%
International Equity Index	10,736,727	$208,361,693	$16.84	3.47%	1.15%	24.01%
Stock and Bond Balanced	5,099,613	$70,189,340	$14.18	1.30%	1.15%	9.75%
Large Cap Equity	421,650	$16,874,244	$11.77	5.24%	1.15%	14.61%
Small/Mid Cap Equity*****	169,734	$14,040,285	$10.89	2.53%	1.15%	13.32%
International Equity	217,856	$17,701,701	$13.48	7.69%	1.15%	18.04%

The accompanying notes are an integral part of the financial statements.

F-12

State Farm Life Insurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

	At December 31, 2005			For the Year Ended December 31, 2005
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	25,831,483	$315,899,800	$12.50	0.41%	1.15%	3.39%
Small Cap Equity Index	10,749,820	$173,961,872	$15.04	5.83%	1.15%	3.08%
Bond	7,856,658	$108,372,490	$13.56	3.16%	1.15%	(0.07)%
Money Market	3,076,756	$39,075,142	$11.69	1.63%	1.15%	1.56%
International Equity Index	10,778,799	$173,779,942	$13.58	1.90%	1.15%	12.14%
Stock and Bond Balanced	5,266,024	$66,428,939	$12.92	1.24%	1.15%	2.05%
Large Cap Equity****	66,201	$6,848,620	$10.27	1.60%	1.15%	—%
Small Cap Equity*****	26,268	$6,179,995	$9.61	0.95%	1.15%	—%
International Cap Equity****	27,124	$7,482,910	$11.42	1.61%	1.15%	—%

	At December 31, 2004			For the Year Ended December 31, 2004
Subaccount	Units	Average Net Assets	Unit Fair Value	Net Investment Income Ratio*	Expense Ratio**	Total Return***
Large Cap Equity Index	24,688,897	$278,553,651	$12.09	0.59%	1.15%	9.12%
Small Cap Equity Index	10,445,312	$158,157,779	$14.59	2.63%	1.15%	16.53%
Bond	7,583,877	$107,445,225	$13.57	3.11%	1.15%	1.19%
Money Market	3,127,546	$42,191,109	$11.51	(0.11)%	1.15%	(0.26)%
International Equity Index	10,286,076	$145,838,528	$12.11	1.29%	1.15%	17.92%
Stock and Bond Balanced	5,118,449	$59,609,723	$12.66	0.96%	1.15%	6.03%

*	This ratio represents net investment income, as presented in the Statement of Operations, divided by the average net assets. Dividend income, as presented in the Statement of Operations, includes capital gain distributions recorded by the subaccount from the underlying mutual fund.
**	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. Refer to Note 3.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.
****	Subaccount effective August 1, 2005
*****	Small Cap Equity fund renamed to Small/Mid Cap Equity fund effective December 1, 2006

F-13

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

All required financial statements are included in Part B.

(b)	Exhibits

	(1)	Resolutions of the Board of Directors of State Farm Life Insurance Company (“State Farm”) establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the “Variable Account”). [1]

	(2)	Not Applicable.

	(3)	(a)	Distribution Agreement. [7]

		(b)	Registered Representative Agreement. [4]

	(4)	(a)	Form of Policy. [2]

		(b)	Riders to Form of Policy. [4]

		(c)	Endorsement to Form of Policy. [5]

	(5)	Application. [6]

	(6)	(a)	Articles of Incorporation of State Farm. [1]

		(b)	By-Laws of State Farm. [8]

	(7)	Not Applicable.

	(8)	(a)	Participation Agreement. [6]

		(b)	Rule 22c-2 Agreement. [8]

	(9)	Opinion and Consent of Counsel. [3]

	(10)	(a)	Consent of Sutherland, Asbill & Brennan LLP.

		(b)	Consent of PricewaterhouseCoopers LLP.

	(11)	Not Applicable.

	(12)	Not Applicable.

	(13)	Powers of Attorney.

1.	Incorporated by reference to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).
2.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).
3.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997.
4.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 28, 2000.
5.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on June 30, 2000.
6.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on July 22, 2005.
7.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 25, 2007.
8.	Incorporated by reference to the Registrant’s Post-Effective amendment No. 18 filed with the Securities and Exchange Commission on April 25, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	Position with State Farm
Edward B. Rust, Jr.	Director; President; Chairman of the Board
Susan D. Waring	Director; Executive Vice President and Chief Administrative Officer
W.H. Knight, Jr.	Director
Susan M. Phillips	Director
James E. Rutrough	Director, Vice Chairman of the Board of Directors
Barbara Cowden	Director
Michael C. Davidson	Director; Executive Vice President; Chief Agency and Marketing Officer
Michael L. Tipsord	Director; Executive Vice President and Treasurer
Robert L. Trippel	Director
Kim M. Brunner	Executive Vice President; Chief Legal Officer and Secretary
Jeffrey W. Jackson	Vice President and General Counsel
Dale R. Egeberg	Vice President and Controller
Joe Monk	Operations Vice President - Life/Health
Nancy A. Behrens	Vice President Operations - Life/Health
John W. Carroll	Vice President Operations - Life/Health
Mary Schmidt	Vice President - Human Resources
Paul Eckley	Senior Vice President - Investments
John Concklin	Vice President - Common Stock
David C. Graves	Vice President - Mortgages and Real Estate
Donald E. Heltner	Vice President - Fixed Income

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

State Farm County Mutual Insurance Company of Texas (Common Management)

State Farm Bank, FSB (100% Ownership)

State Farm Funding Corp. (100% Ownership)

State Farm Florida Insurance Company (100% Ownership)

State Farm General Insurance Company (100% Ownership)

State Farm Fire and Casualty Company (100% Ownership)

State Farm Life Insurance Company (100% Ownership)

State Farm Annuity and Life Insurance Company (100% Ownership)

State Farm International Life Insurance Company Ltd. (100% Ownership)

State Farm Life and Accident Assurance Company (100% Ownership)

State Farm Indemnity Company (100% Ownership)

State Farm Guaranty Insurance Company

State Farm Realty Investment Company (100% Ownership)

State Farm Investment Management Corp. (100% Ownership)

State Farm VP Management Corp. (100% Ownership)

State Farm International Services, Inc. (100% Ownership)

Top Layer Reinsurance, Ltd. (50% Ownership)

State Farm Lloyds, Inc. (100% Ownership)

State Farm Lloyds (An Association of Underwriters)

Insurance Placement Services, Inc. (100% Ownership)

State Farm Finance Corporation of Canada (100% Ownership)

State Farm Investor Services (Canada) Holding Company (100% Ownership)

State Farm Investor Services (Canada) Co. (100% Ownership)

SF Insurance Placement Corporation of Canada (100% Ownership)

Oglesby Reinsurance Ltd (100% Ownership)

ITEM 27. NUMBER OF POLICY OWNERS

As of April 1, 2009, there were 68,230 policy owners.

ITEM 28. INDEMNIFICATION

Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of

Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29. PRINCIPAL UNDERWRITER

(a) State Farm VP Management Corp. (“State Farm VP”) is the registrant’s principal underwriter.

(b) Officers and Directors of State Farm VP Management Corp.

Name and Principal Business Address*	Positions and Offices With the Underwriter
Edward B. Rust, Jr.	Director; President
Michael L. Tipsord	Director; Sr. Vice President and Treasurer
James E. Rutrough	Director; Sr. Vice President
Michael C. Davidson	Director; Sr. Vice President
Susan D. Waring	Director; Sr. Vice President
Michael Matlock	Vice President - Chief Compliance Officer
Kurt Oleson	Vice President - Financial and Secretary
Colleen Van Dyke	Vice President

*	The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at Three State Farm Plaza South, Bloomington, Illinois 61710-0001.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a)	The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

(b)	The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

(c)	The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

(d)	State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)	State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Bloomington and the State of Illinois, on this 29th day of April, 2009.

State Farm Life Insurance Company
Variable Annuity Separate Account
(Registrant)

(SEAL)

By: State Farm Life Insurance Company
(Depositor)

Attest:	/s/ David Moore	By:	*
	David Moore		Edward B. Rust, Jr.
President
State Farm Life Insurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 29, 2009.

Signature	Title
* Edward B. Rust, Jr.	Director, President and Chairman of the Board (Principal Executive Officer)

* Dale R. Egeberg	Vice President and Controller (Principal Accounting Officer)

* Nancy A. Behrens	Vice President - Life/Health (Principal Financial Officer)

* Barbara Cowden	Director

* W. H. Knight, Jr.	Director

* Michael L. Tipsord	Director, Executive Vice President and Treasurer

* Susan M. Phillips	Director

* Robert L. Trippel	Director

* James E. Rutrough	Director

* Susan D. Waring	Director, Executive Vice President and Chief Administrative Officer

* Michael C. Davidson	Director, Executive Vice President and Chief Agency and Marketing Officer

* By	/s/ Stephen L. Horton	April 29, 2009
	Stephen L. Horton	Date
Attorney-In-Fact

*	Original powers of attorney authorizing Stephen L. Horton, among others, to execute this Registration Statement, and Amendments thereto, for the named officers and directors of the Registrant and the Depositor on whose behalf this Registration Statement is filed, have been executed and are attached to this Registration Statement as Exhibit 13.

EXHIBIT INDEX

Exhibit (10)(a)	Consent of Sutherland, Asbill & Brennan LLP

Exhibit (10)(b)	Consent of PricewaterhouseCoopers LLP

Exhibit 13	Powers of Attorney